UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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LUMINEX CORPORATION

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
CORPORATE GOVERNANCE
PROPOSAL 1 — ELECTION OF CLASS III DIRECTORS
EXECUTIVE COMPENSATION AND RELATED INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PROPOSAL 2 — APPROVAL OF 2006 EQUITY INCENTIVE PLAN
PROPOSAL 3 — APPROVAL OF THE MANAGEMENT STOCK PURCHASE PLAN
PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXPENSES AND SOLICITATION
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS

LUMINEX CORPORATION
12212 Technology Boulevard
Austin, Texas 78727
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 25, 2006
          Luminex Corporation (the “Company”) will hold its 2006 annual meeting of stockholders (the “Meeting”) on Thursday, May 25, 2006, at 12:00 p.m., local time, at the Hilton Austin Airport Hotel, 9515 New Airport Drive, Austin, Texas 78719. At the Meeting, stockholders will act on the following matters:
(1)	election of four members to the Board of Directors to serve for three-year terms as Class III Directors (designated as Proposal 1 in the accompanying proxy statement);

(2)	approval of the Company’s 2006 Equity Incentive Plan (designated as Proposal 2 in the accompanying proxy statement);

(3)	approval of the Company’s 2006 Management Stock Purchase Plan (designated as Proposal 3 in the accompanying proxy statement);

(4)	ratification of the appointment by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2006 (designated as Proposal 4 in the accompanying proxy statement); and

(5)	such other business as may properly come before the Meeting or any adjournment or postponement thereof.
          The Board of Directors has fixed the close of business on April 6, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. A complete list of such stockholders will be available for examination at our offices in Austin, Texas, during normal business hours for a period of ten days prior to the Meeting.
     Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the Meeting. Our annual report to stockholders is being mailed with this notice and proxy statement, but it is not part of the proxy solicitation materials. All stockholders are cordially invited to attend the Meeting. However, stockholders are urged, whether or not they plan to attend the Meeting, to either sign, date and mail the enclosed proxy in the postage-paid envelope provided, or to vote by telephone or electronically pursuant to the instructions included with the proxy.

By Order of the Board of Directors,

David S. Reiter
Vice President, General
Counsel and Corporate Secretary
Austin, Texas
April 24, 2006

LUMINEX CORPORATION
12212 Technology Boulevard
Austin, Texas 78727
PROXY STATEMENT
For Annual Meeting of Stockholders
To Be Held May 25, 2006
          This proxy statement is being furnished to the stockholders of Luminex Corporation (the “Company,” “Luminex,” “we” or “us”) in connection with the solicitation by the Board of Directors of proxies for use at the 2006 annual meeting of stockholders (the “Meeting”) to be held at the time and place and for the purposes set forth in the accompanying notice, and at any and all adjournments or postponements thereof. The approximate date of mailing of this proxy statement and the accompanying proxy card is April 24, 2006.
Voting Procedures; General Information
          Proposals 1, 2, 3 and 4 will be presented by management at the Meeting. With regard to Proposal 1, the form of proxy permits votes for or withholding of votes as to all nominees for director or for withholding votes for any specific nominee, and permits votes for, against, or abstention with regard to Proposal 2, 3 and 4. If the enclosed form of proxy is properly executed, returned, and not revoked, it will be voted in accordance with the specifications, if any, made by the stockholder and, if specifications are not made, will be voted FOR the nominees named in this proxy statement to the Company’s Board of Directors, FOR the approval of the Company’s 2006 Equity Incentive Plan, FOR the approval of the Company’s Management Stock Purchase Plan and FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2006.
          If your shares are held by your broker or other nominee, often referred to as in “street name,” you will receive a form from your broker seeking instructions as to how your shares should be voted. If you are a registered stockholder you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are held in street name, you should contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. If your shares are held in street name and you do not issue instructions to your broker, your broker, under the rules of The Nasdaq Stock Market, may vote your shares in its discretion on “routine” matters, but may not vote your shares on “non-routine” matters. The election of directors and the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2006 (Proposals 1 and 4) are deemed routine matters. Therefore, your broker has discretionary authority to vote your shares on such matters absent specific instructions from you. If your broker turns in a proxy card expressly stating that the broker is not voting on a non-routine matter (Proposals 2 or 3) as a result of your failure to provide specific instructions, such action is referred to as a “broker non-vote.”
          It is not expected that any matter not referred to herein will be presented for action at the Meeting. If any other matters are properly brought before the Meeting, including, without limitation, a motion to adjourn the Meeting to another time and/or place for the purpose of, among other things, permitting dissemination of information regarding material developments relating to any of the Proposals, or soliciting additional proxies in favor of the approval of any of the Proposals, the persons named on the accompanying proxy card will vote the shares represented by such proxy upon such matters in their discretion. Should the Meeting be reconvened, all proxies will be voted in the same manner as such proxies would have been voted when the Meeting was originally convened, except for the proxies effectively revoked or withdrawn prior to the time proxies are voted at such reconvened meeting.
          Any stockholder giving a proxy may revoke it at any time before it is voted by communicating such revocation in writing to our Corporate Secretary at the address indicated above, by executing and delivering a later-dated proxy or by voting in person at the Meeting.

Quorum; Required Votes and Recommendations
          Our only outstanding voting security is our common stock. Holders of record of common stock at the close of business on April 6, 2006, the record date for the Meeting, are entitled to notice of and to vote at the Meeting. On the record date for the Meeting, there were 31,946,185 shares of common stock outstanding and entitled to vote at the Meeting. In deciding all matters, a holder of common stock on the record date shall be entitled to cast one vote for each share of common stock then registered in such holder’s name.
          The holders of a majority of the outstanding shares of the Company’s common stock as of the record date must be present in person or be represented by proxy to constitute a quorum and act upon the proposed business. Failure of a quorum to be represented at the Meeting will necessitate an adjournment or postponement and will subject the Company to additional expense. Votes withheld from any nominee for director, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum.
          Proposal 1 discussed in this Proxy Statement requires the affirmative vote of a plurality of the votes cast at the Meeting. Accordingly, the four nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors. Proposals 2, 3 and 4 require the affirmative vote of the holders of a majority of the outstanding shares represented at the Meeting and entitled to vote thereon. Votes will be counted by the Company’s transfer agent. Under Delaware law, neither abstentions nor broker non-votes are counted as voting “for” or “against” a particular matter. However, while abstentions and broker non-votes are included in the number of shares present or represented at the Meeting, broker non-votes are not considered entitled to vote. Accordingly, for purposes of Proposals 2, 3 and 4, broker non-votes have the effect of reducing the number of affirmative votes required to achieve a majority of the shares present and entitled to vote for such matter by reducing the total number of shares from which such majority is calculated. On the other hand, abstentions will have the same effect as a vote cast against Proposal 2, 3 or 4. Abstentions, withhold votes and broker non-votes will have no effect on the outcome of Proposal 1.
          The Board of Directors recommends that you vote:
•	FOR the Class III Director nominees named in this proxy statement;

•	FOR the approval of the Company’s 2006 Equity Incentive Plan;

•	FOR the approval of the Company’s Management Stock Purchase Plan; and

•	FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2006.
CORPORATE GOVERNANCE
          We believe that effective corporate governance is critical to our long-term health and ability to create value for our stockholders. During 2005, we continued to review our corporate governance policies and practices, as well as related provisions of the Sarbanes-Oxley Act of 2002, current and proposed rules of the Securities and Exchange Commission, and the corporate governance requirements of The Nasdaq Stock Market. Based on this assessment, we recently adopted comprehensive corporate governance guidelines, including meaningful stock ownership and retention guidelines, that can be viewed at the “Investor Relations” section of our website at www.luminexcorp.com. Our Board of Directors believes that we have in place appropriate charters, policies, procedures and controls which promote and enhance corporate governance, accountability and responsibility with respect to the Company and a culture of honesty and integrity. We will continue to monitor emerging developments and best practices in corporate governance and augment these charters, policies, procedures and controls when required or when our Board determines it would benefit the Company and our stockholders.

Director Independence
          The Board of Directors has determined that each of the following directors is an “independent director” under the applicable rules of The Nasdaq Stock Market, and that such persons do not otherwise have any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of such person’s independent judgment in carrying out the responsibilities of a director:

Robert J. Cresci	Jim D. Kever
Fred C. Goad, Jr.	Jay B. Johnston
Gerard Vaillant	Kevin M. McNamara
J. Stark Thompson
Director Qualifications
          The Nominating and Corporate Governance Committee may consider whatever factors it deems appropriate in its assessment of a candidate for board membership; however, candidates nominated to serve as directors will, at a minimum, in the committee’s judgment:
•	be able to represent the interests of the Company and all of its stockholders and not be disposed by affiliation or interest to favor any individual, group or class of stockholders or other constituency; and

•	possess the background and demonstrated ability to contribute to the Board’s performance of its collective responsibilities, through senior executive management experience, relevant professional or academic distinction, and/or a record of relevant civic and community leadership.
          The consideration of a candidate for director will include the Nominating and Corporate Governance Committee’s assessment of the individual’s background, skills and abilities, and whether such characteristics fulfill the needs of the Board of Directors at that time. As part of the Nominating and Corporate Governance Committee’s consideration of a candidate, the committee also believes that the candidate must:
•	be of high ethical character and share the core values of Luminex as reflected in our Code of Compliance;

•	have a reputation, both personal and professional, consistent with the image and reputation of Luminex;

•	be highly accomplished in the candidate’s field;

•	be an active or former chief executive officer of a public company or a biotechnology company or an active or former leader of another complex organization;

•	otherwise have relevant expertise and experience, and be able to offer advice and guidance to the chief executive officer based on that expertise and experience; or

•	have the ability to exercise sound business judgment.
Process for Identifying Candidates
          The Nominating and Corporate Governance Committee may utilize a variety of methods for identifying nominees for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. The Nominating and Corporate Governance Committee considers nominees proposed by the Company’s stockholders in accordance with the provisions contained in our bylaws. Pursuant to the our bylaws, any stockholder may nominate a person for election to our Board of Directors, provided that the nomination is received by the Secretary of the Company not less than 30 days nor more than 90 days prior to the first anniversary of the preceding year’s Meeting. Each nomination submitted in this manner shall include the name and address of the nominee(s) and all other information with respect to the nominee as required to be disclosed in the proxy statement for the election of directors under applicable rules of the Securities and Exchange Commission, including the nominee’s consent to being named as a nominee and to serving as a director, if elected. Additionally, the nominating stockholder must provide his or her name and address as it appears in the stock records of the Company and the number of shares of common stock beneficially owned by the stockholder.

Evaluation of Candidates
          The chair of the Nominating and Corporate Governance Committee will preliminarily assess a candidate’s qualifications and suitability, working with management support and seeking board input, and report such assessment to the Nominating and Corporate Governance Committee members. When feasible, the chair of the Nominating and Corporate Governance Committee will interview candidates whom the chair believes are likely to meet the criteria for board membership as part of the preliminary assessment process. The report may be made to the Nominating and Corporate Governance Committee at a meeting of the committee or informally to each committee member between meetings.
          If it is the consensus of the Nominating and Corporate Governance Committee that a candidate is likely to meet the criteria for board membership, the chair of the committee will advise the candidate of the committee’s preliminary interest and, if the candidate expresses sufficient interest, with the assistance of the Corporate Secretary’s office, will arrange interviews of the candidate with one or more members of the committee, and request such additional information from the candidate as the committee deems appropriate. The Nominating and Corporate Governance Committee will consider the candidate’s qualifications, background, skills and abilities, and whether such characteristics fulfill the needs of the board at that time, and confer and reach a collective assessment as to the qualifications and suitability of the candidate for board membership.
          If the Nominating and Corporate Governance Committee determines that the candidate is suitable and meets the criteria for board membership, the candidate will be invited to meet with senior management of the Company and other members of the Board of Directors, both to allow the candidate to obtain further information about the Company and to give management and the other directors a basis for input to the Nominating and Corporate Governance Committee regarding the candidate. On the basis of its assessment, and taking into consideration input from other Board members and senior management, the Nominating and Corporate Governance Committee will formally consider whether to recommend the candidate’s nomination for election to the Board of Directors.
Corporate Governance Guidelines
          The Company has recently adopted corporate governance guidelines, the current version of which may be viewed at the Investor Relations section of our website at www.luminexcorp.com. These guidelines reflect our commitment to a system of governance which enhances corporate responsibility and accountability.
Code of Compliance
          We have a Code of Compliance that applies to all of the Company’s employees, officers and directors. The purpose of our Code of Compliance is to provide written standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission and other public communications by the Company; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the Code of Compliance; and accountability for adherence to the Code of Compliance. Each director, officer and employee is required to read and certify that he or she has read, understands and will comply with the Code of Compliance.
          Under the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s related rules, the Company is required to disclose whether it has adopted a code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Nasdaq Stock Market rules require the Company to adopt a “code of conduct” applicable to the Company’s directors, officers and employees that meets the Securities and Exchange Commission’s definition of “code of ethics.” Our Code of Compliance meets the Securities and Exchange Commission’s definition of “code of ethics.” The Company’s employees, including our Chief Executive Officer and senior financial officers, are bound by our Code of Compliance.
          A copy of our Code of Compliance can be obtained from the Investor Relations section of our website at www.luminexcorp.com. We intend to disclose amendments to, or waivers from, the Code of Compliance (to the extent applicable to our directors, Chief Executive Officer, principal financial officer, principal accounting officer or persons performing similar functions) on our website.
Communications with Members of the Board
          Our Board of Directors has established procedures for the Company’s stockholders to communicate with members of the Board of Directors. Stockholders may communicate with any of the Company’s directors, including the chairperson of any of the committees of the Board of Directors or the presiding director, if any, by writing to a director care of Corporate Secretary, Luminex Corporation, 12212 Technology Boulevard, Austin, Texas 78727. Appropriate communications will be forwarded to such director(s) by the Corporate Secretary.
          Communications expressing concerns or complaints relating to accounting matters, internal disclosure controls or controls over financial reporting, or auditing matters are handled in accordance with procedures established by the Audit Committee, including, without limitation, a dedicated hot line and email address. Under those procedures, concerns having to do with accounting matters, internal disclosure controls or controls over financial reporting, or auditing matters are presented by the Company’s compliance officer to the Audit Committee for consideration and, if appropriate, corrective action. The Company’s compliance officer maintains a log of correspondence addressed to directors and provides periodic summary reports thereof for the Audit Committee.
Board Member Attendance at Annual Meeting of Stockholders
          The Company strongly encourages each member of the Board of Directors to attend each annual meeting of stockholders. Accordingly, we expect most, if not all, of the Company’s directors to be in attendance at the Meeting. All of our directors attended the 2005 annual meeting of stockholders.
Meetings and Committees of the Board of Directors
          The Board of Directors and its committees meet periodically during the year as deemed appropriate. During 2005, the Board of Directors met five times. No director attended fewer than 75% of all the 2005 meetings of the Board of Directors and its committees on which he served.
          The Board of Directors currently has four standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Executive Committee. It is the policy of the Board and each committee to periodically review its performance and the effectiveness of its charter and policies, as applicable.
          The Audit Committee, which met nine times in 2005, currently consists of Mr. Kever, who serves as Chairman, Mr. Cresci and Mr. Johnston. The Board of Directors has determined that each member of the Audit Committee meets the heightened independence requirements of the applicable rules of the The Nasdaq Stock Market and has a basic understanding of finance and accounting and is able to read and understand fundamental financial statements. The Board of Directors has further determined that Jim D. Kever is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. The Audit Committee’s primary duties and responsibilities are to oversee the Company’s accounting and financial reporting processes and audits of the Company’s financial statements; oversee the integrity of the Company’s systems of internal controls regarding finance, accounting and legal compliance, including the oversight of the Company’s internal audit function; oversee the independence and performance of the Company’s independent registered public accounting firm; pre-approve all audit and permitted non-audit services to be performed by such firm; and provide an avenue of free and open communication among the independent registered public accountants, management and the Board of Directors. It is the function of the Audit Committee to help ensure the Company’s financial statements accurately reflect the Company’s financial position and results of operations. In addition, the Audit Committee, following its review of the audited financial statements, is charged with recommending the audited financial statements to the Board of Directors for inclusion in the Company’s annual reports. The Audit Committee operates pursuant to the terms of a Charter adopted by the Board of Directors (as amended to date, the “Restated Audit Committee Charter”). A copy of the Restated Audit Committee Charter is available on the Investor Relations section of the Company’s website at www.luminexcorp.com. Additional information regarding the purpose and functions of the Audit Committee is set forth in the “Report of the Audit Committee” provided below.

          The Compensation Committee, which met four times in 2005, currently consists of Mr. Goad, who serves as Chairman, Mr. Kever and Mr. Vaillant. The Board of Directors has determined that each member of the Compensation Committee is independent for purposes of the applicable rules of the The Nasdaq Stock Market, the Securities and Exchange Commission and the Internal Revenue Service. The Compensation Committee’s function is to establish and apply our compensation policies to assure that the executive officers, directors and other officers and key employees are compensated in a manner consistent with the compensation policies adopted by the Compensation Committee, competitive practice and the requirements of the appropriate regulatory bodies. The Compensation Committee also administers our equity incentive plans. A copy of the Charter of the Compensation Committee is available on the Investor Relations section of the Company’s website at www.luminexcorp.com. Additional information regarding the functions performed by the Compensation Committee and the determination of management compensation is included in the “Report of the Compensation Committee” provided below.
          The Nominating and Corporate Governance Committee, which met four times in 2005, currently consists of Mr. Cresci, who serves as Chairman, and Mr. Kever. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent as that term is defined by the applicable rules of the The Nasdaq Stock Market. The Nominating and Corporate Governance Committee provides assistance to the Board of Directors in identifying and recommending individuals qualified to serve as directors of the Company, reviews the composition of the Board of Directors, periodically evaluates the performance of the Board of Directors and its committees, and reviews and recommends corporate governance policies for the Company. A copy of the Charter of the Nominating and Corporate Governance Committee is available on the Investor Relations section of the Company’s website at www.luminexcorp.com.
          The Executive Committee, which met four times in 2005, currently consists of Mr. Erickson, who serves as Chairman, Mr. Loewenbaum and Mr. Balthrop. The Executive Committee’s function is to act on behalf of the Board of Directors as a whole, to the extent delegated to the committee and otherwise permitted by law.
          Generally, an executive session of non-employee directors is held in conjunction with each regularly scheduled Board meeting and other times as deemed appropriate. The executive sessions are generally led by Mr. Loewenbaum or the presiding director. At least two meetings per year are also held by solely our independent directors, led by the presiding director. The presiding director is the then chair of the Nominating and Corporate Governance Committee (currently Mr. Cresci), as further described in our corporate governance guidelines.
Scientific Advisory Board
          The Scientific Advisory Board (the “Advisory Board”) was created in 2005 to, among other responsibilities, provide strategic advice regarding the Company’s research and development efforts and to evaluate and provide new scientific and technological perspectives relating to the current and future application of the Company’s technologies. Our former director, Dr. C. Thomas Caskey, was the initial member of the Advisory Board and the Advisory Board also includes Dr. Ronald Bowsher, Dr. Andrea Ferreira-Gonzalez, Dr. Thomas Joos and Dr. Gary Procop. Dr. James Jacobson also serves on the Advisory Board as a management representative. It is expected that each member of our Advisory Board will be qualified and experienced in the markets and/or industries in which our products are or may be utilized and, with the exception of Dr. Jacobson or a successor management representative, are neither employees nor directors of our Company. Additionally, the Company may invite members of our Board of Directors to serve on the Advisory Board in their capacity as members of our Board of Directors in order to help oversee and direct the Advisory Board and help communicate the Advisory Board’s conclusions and recommendations to our Board of Directors. The Advisory Board operates at the discretion of the Board of Directors.
Compensation of Directors
          The compensation policy for our non-employee directors for 2005 was as follows:
          Each non-employee board member (other than the Chairman of the Board) serving on the Board of Directors after the 2005 annual stockholder meeting was paid an annual retainer of $18,000 (payable quarterly in arrears). Each member of the Audit Committee (other than the Chair) received an additional annual retainer of $10,000 (payable quarterly in arrears). The Chairman of the Board of Directors was paid a monthly retainer of $10,000. The Chairs of the Audit Committee and Executive Committee of the Board of Directors were paid an additional annual retainer of $20,000 (payable quarterly in arrears). The Chairs of the Compensation and Nominating and Corporate Governance Committees of the Board of Directors were paid an additional annual retainer of $10,000 (payable quarterly in arrears).
          Each non-employee board member additionally received the following fees for attendance at Board and committee meetings, as applicable: (i) $2,000 for each board meeting attended in person or via telephone; (ii) $500 for each committee meeting (other than an Audit Committee or Executive Committee meeting) attended in person or via telephone, to the extent not held in conjunction with a full Board meeting; and (iii) $1,000 for each Audit Committee meeting attended in person or via telephone, to the extent not held in conjunction with a full Board meeting.
          Non-employee board members received annual restricted stock grants as follows. Each Board member (other than the Chairman of the Board, the Audit Committee members and the Chair of the Executive Committee) received an annual grant of 4,500 shares of restricted common stock. The Chairman of the Board received an annual grant of 18,000 shares of restricted common stock. Each Audit Committee Member (other than the Chair) received an annual grant of 6,500 shares of restricted common stock. The Chair of the Audit Committee received an annual grant of 8,500 shares of restricted common stock. The Chair of the Executive Committee received an annual grant of 8,500 shares of restricted common stock. The restricted shares were issued pursuant and subject to the terms of the Company’s 2000 Long-Term Incentive Plan and the form of award agreement previously filed with the Securities and Exchange Commission and vest one year from the date of grant. Messrs. Johnston and Vaillant each also received, prior to the adoption of our 2005 non-employee director compensation policy and in accordance with our 2004 policy, an initial option grant of 15,000 shares upon their initial election to the Board in February 2005, which options vested over the one year period from the date of grant.
          Our directors who are also employees received no additional compensation for their services as a director for 2005. The foregoing compensation for our non-employee directors will continue to apply for 2006.
Compensation Committee Interlocks and Insider Participation
          During 2005, the Compensation Committee of the Board of Directors consisted of Mr. Goad, who serves as Chairman, Mr. Kever and Mr. Vaillant, none of whom has ever been an officer or employee of the Company or its subsidiaries. No interlocking relationship exists between any officer, member of our Board of Directors or the Compensation Committee and any officer, member of the Board of Directors or compensation committee of any other company, nor has such an interlocking relationship existed in the past.
PROPOSAL 1 — ELECTION OF CLASS III DIRECTORS
          The number of directors on our Board of Directors is currently fixed at ten. Our certificate of incorporation divides our Board of Directors into three classes which serve staggered three-year terms. The terms of the Class I, Class II and Class III directors will expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2007, 2008 and 2006, respectively.
          Currently, our Board of Directors is composed of three Class I directors (consisting of Robert J. Cresci, Thomas W. Erickson and Gerard Vaillant), three Class II directors (consisting of Fred C. Goad, Jr., Jim D. Kever and Jay B. Johnston) and four Class III directors (consisting of Patrick J. Balthrop, Sr., G. Walter Loewenbaum II, J. Stark Thompson, and Kevin M. McNamara). The Company’s Nominating and Corporate Governance Committee, in conjunction with management and the full Board of Directors, intends to evaluate new independent candidates from time to time in accordance with its established procedures and policies.
          At the Meeting, the stockholders will elect four Class III directors. Each of these directors is to serve a three-year term until the 2009 annual meeting of stockholders and until a successor is elected and qualified or until the director’s earlier resignation or removal. The Board of Directors and its Nominating and Corporate Governance Committee, pursuant to and consistent with the nomination procedures described below, have nominated Messrs. Balthrop, Loewenbaum, McNamara and Thompson for election as Class III directors. It is the intention of the persons named in the proxy to vote the proxies for the election of the aforementioned nominees. Proxies may not be voted for persons other than those, or for more persons than, named in the proxy. If any nominee should be unwilling or become unavailable to serve as a director for any reason, the persons named as proxies reserve full discretion to vote for such other person or persons as may be properly nominated. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve as a director if elected.
          Certain information about the nominees for the Board of Directors, and those directors whose terms do not expire at the Meeting, is furnished below.
Class III Director Nominees
          Patrick J. Balthrop, Sr., age 49. Mr. Balthrop has served as our President and Chief Executive Officer since May 2004 and has served as a member of the Board of Directors and the Executive Committee since September 2004. Prior to joining us, he was employed by Fisher Scientific International Inc. where, since 2002, he served as President of Fisher Healthcare, a Fisher Scientific company. Prior to Fisher Scientific International, Balthrop served in a number of leadership positions for over 20 years with Abbott Laboratories, primarily in Abbott’s Diagnostics Division. Balthrop’s most recent positions at Abbott were as head of worldwide commercial diagnostics operations and as head of Abbott Vascular. His experience at Abbott and Fischer included sales, marketing, manufacturing operations, international experience, research and development and senior management. Balthrop holds an MBA from the Kellogg Graduate School of Management of Northwestern University, and a B.S. in Biology from Spring Hill College.
          G. Walter Loewenbaum II, age 61. Mr. Loewenbaum has served as a member of the Board of Directors since May 1995 and as Chairman of the Board of Directors since September 2002. He served as Vice Chairman of the Board of Directors from April 1998 until January 2000. Since mid-2001, Mr. Loewenbaum has provided advice and assistance to our senior management team on a regular basis with respect to financial and strategic matters and general business operations of the Company. Mr. Loewenbaum currently serves as President and Chief Executive Officer of Finetooth Corp. Additionally, since July 1999, he has served as a Member of LeCorgne Loewenbaum & Co., LLC, an investment banking firm. From April 1990 until June 1999, he served as the President, Chairman and Chief Executive Officer of Loewenbaum & Company, Inc., an investment management company. Mr. Loewenbaum also has served as Chairman of the Board of Directors of 3D Systems Corporation since September 1999. He received a B.A. from the University of North Carolina.
          Kevin M. McNamara, age 50. Mr. McNamara has served as a member of the Board of Directors since May 2003. In addition, he provided financial and strategic consulting services to the Company from October 2001 through December 2002. Mr. McNamara has served as Executive Vice President and Chief Financial Officer of HealthSpring, Inc., a managed care company focused on Medicare Advantage, since April 2005. Mr. McNamara also served as non-executive chairman from April 2005 through January 2006 of ProxyMed, Inc., a provider of automated healthcare business and cost containment solutions for financial, administrative and clinical transactions in the healthcare payments marketplace, and served as interim chief executive officer of ProxyMed, Inc. from December 2004 through June 2005. Mr. McNamara previously served as Chief Financial Officer of HCCA International, Inc., a healthcare management and recruitment company since October 2002. From November 1999 until February 2001, Mr. McNamara served as Chief Executive Officer and a director of Private Business, Inc., a provider of electronic commerce solutions that help community banks provide accounts receivable financing to their small business customers. From 1996 to 1999, Mr. McNamara served as Senior Vice President and Chief Financial Officer of Envoy Corporation (“Envoy”). Mr. McNamara also serves on the Board of Directors of Comsys IT Partners, Inc. and several private companies. Mr. McNamara is a Certified Public Accountant (inactive) and holds a B.S. in Accounting from Virginia Commonwealth University and a M.B.A. from the University of Richmond.
          J. Stark Thompson, age 64. Mr. Thompson has served as a member of the Board of Directors since June 2005. Mr. Thompson has served as Non-Executive Chairman of the Board of Directors of Gene Logic, Inc. since November 2004 and as a director since February 2002. Mr. Thompson is the sole proprietor of Black Horse Yachts, LLC, manufacturer of semi-custom yachts. Mr. Thompson most recently served as President, Chief Executive Officer and Director of Life Technologies, Inc., a developer, manufacturer and supplier of products and services for life science researchers and biotechnology companies, from 1988 until his retirement in 2000. He previously held a number of research, sales, product development, operations and other positions over a 21 year career with the E. I. Du Pont Nemours and Company. He also serves on the board of various private and civic organizations. Mr. Thompson has a Bachelor of Science degree from Muskingum College and a Masters of Science and PhD in Physiological Chemistry from the Ohio State University.

Class I Directors (Term Expires in 2007)
          Robert J. Cresci, age 62. Mr. Cresci has served as a member of the Board of Directors since December 1996. He has been a Managing Director of Pecks Management Partners Ltd., an investment management firm, since September 1990. Mr. Cresci currently serves on the Boards of Directors of Sepracor Inc., j2 Global Communications, Inc., ContinuCare Corporation, SeraCare Life Sciences, Inc. and several private companies. Mr. Cresci received his undergraduate degree from the United States Military Academy at West Point and received his M.B.A. in Finance from the Columbia University Graduate School of Business.
          Thomas W. Erickson, age 55. Mr. Erickson has served as a member of the Board of Directors since May 2004. Mr. Erickson served as the Company’s Interim President and Chief Executive Officer from September 2002 until our hiring of Mr. Balthrop in May 2004. Prior to joining Luminex, he was Interim President and Chief Executive Officer and a management consultant to Omega Healthcare Investors, Inc., a company that provides financing and capital to the long-term healthcare industry, from 2000 to 2002. In addition, Mr. Erickson was Co-Founder, President and Chief Executive Officer for CareSelect Group, Inc. from 1994 to 2001, and has served as President and Chief Executive Officer of ECG Ventures, Inc., a venture capital company, from 1987 to present. Earlier in his career, Mr. Erickson held several management positions at American Hospital Supply Corporation. He currently is Chairman of the Board of Trans Health, Inc. Mr. Erickson received a B.B.A. from the University of Iowa and a M.B.A. from Southern Methodist University.
          Gerard Vaillant, age 64. Mr. Vaillant has served as a member of the Board of Directors since February 2005. Mr. Vaillant held a number of positions within Johnson & Johnson from 1981 through 2004. Most recently, Mr. Vaillant served as Company Group Chairman until he retired. He also served as Chairman for Ortho-Clinical Diagnostics, Inc., Veridex LLC and Therakos, Inc., and as a member of several other operating committees within Johnson & Johnson during that period. In addition, from 1992-1995, he was the Worldwide President of LifeScan, a company dedicated to improving the quality of life for people with diabetes by developing, manufacturing and marketing a wide range of blood glucose monitoring systems and software. He currently serves on the Board of Directors for Sensors for Medicine and Science, Inc. and Tecan AG. He holds a Masters Degree & Superior Certificate in Biochemistry & Industrial Chemistry from Paris University of Sciences and a Degree in Marketing from Ecole Superieure de Commerce de Paris.
Class II Directors (Term Expires in 2008)
          Fred C. Goad, Jr., age 65. Mr. Goad has served as a member of the Board of Directors since September 1997. Since August 2001, he has been a member in Voyent Partners, L.L.C., a private investment company. Mr. Goad served as Co-Chief Executive Officer of the transaction services division of WebMD Corporation (“WebMD”), a provider of health care transaction, information and technology services, from June 2000 through March 2001. From March 1999 through May 2000, Mr. Goad served as Senior Advisor to the Office of the President of the transaction services division of Quintiles Transnational (“Quintiles”). Mr. Goad served as Co-Chief Executive Officer and Chairman of Envoy, a provider of electronic transaction processing services for the healthcare industry, from June 1996 until Envoy was acquired by Quintiles in March 1999. From 1985 to June 1996, Mr. Goad served as President and Chief Executive Officer of Envoy. Mr. Goad also serves on the Boards of Directors of Performance Food Group Company, Emageon Inc. and several private companies.
          Jim D. Kever, age 53. Mr. Kever has served as a member of the Board of Directors since December 1996. He has been a member in Voyent Partners, L.L.C. since August 2001. Mr. Kever served as Co-Chief Executive Officer of the transaction services division of WebMD from June 2000 to March 2001. From March 1999 through May 2000, Mr. Kever served as Chief Executive Officer of the transaction services division of Quintiles. From August 1995 through March 1999, Mr. Kever was the President and Co-Chief Executive Officer of Envoy. Mr. Kever joined Envoy as Treasurer and General Counsel in October 1981. Mr. Kever serves on the Boards of Directors of 3D Systems Corporation, Transaction Systems Architects, Inc. and Tyson Foods, Inc. Mr. Kever received a B.S. in business and administration from the University of Arkansas in 1974 and a J.D. from the Vanderbilt University School of Law in 1977.
          Jay B. Johnston, age 63. Mr. Johnston has served as a member of the Board of Directors since February 2005. Mr. Johnston currently serves as Chairman of QuesTek Innovations, LLC, a privately-held company that designs and markets high tech materials. From 1975-1999, he held numerous positions at Abbott Laboratories, most recently Corporate Vice President for Diagnostic Assays and Systems. He held numerous other positions with Abbott Laboratories, including President of Dainabot Co. Ltd. and Vice President Asia Pacific. Mr. Johnston has experience in general management, product development, technology management, strategic marketing and business development. He holds an M.B.A. in General Management from Amos Tuck School of Business Administration and a B.A. degree in Public Administration from Dartmouth College.
Required Vote; Recommendation of the Board
          Election of Class III directors will be determined by a plurality of the votes cast at the Meeting.
          The Board of Directors unanimously recommend that stockholders vote FOR the election of its nominees for Class III directors.
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Summary Compensation Table
          The table below sets forth certain information concerning compensation paid during the last three years to (i) our Chief Executive Officer and (ii) each named executive officer as of December 31, 2005. In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table below does not include medical, group life or other benefits which are available to all of our salaried employees, and de minimis perquisites and other benefits in accordance with SEC rules.

					Long Term
	Annual Compensation				Compensation Awards
					Restricted	Securities
Name and Principal				Other Annual	Stock	Underlying	All Other
Position	Year	Salary	Bonus (1)	Compensation	Awards (2)	Options	Compensation (3)
		($)	($)	($)	($)	(#)	($)
Patrick J. Balthrop, Sr.	2005	400,000	400,000	146,458 (4)	—	—	28,501
President and Chief Executive	2004	282,169	360,000	—	2,020,000	500,000 (5)	38,669
Officer	2003	—	—	—	—	—	—
Harriss T. Currie	2005	225,500	128,071	—	145,743	—	5,000
Vice President, Finance, Chief	2004	217,917	99,688	—	41,100	15,000	4,800
Financial Officer and Treasurer	2003	199,083	105,000	—	—	160,000	4,300
Randel S. Marfin	2005	223,437	127,915	—	145,743	—	3,333
Vice President, Luminex	2004	217,817	91,850	—	$41,100	15,000	3,200
Bioscience Group	2003	210,000	30,000	—	—	150,000	3,200
James W. Jacobson, Ph.D.	2005	223,437	126,573	—	145,743	—	3,385
Vice President, Research and	2004	217,197	99,814	—	$41,100	15,000	3,250
Development	2003	210,000	105,000	—	—	100,000	3,250
David S. Reiter	2005	212,625	125,843	—	145,743	—	5,978
Vice President, General Counsel	2004	208,750	94,500	—	—	—	6,500
and Corporate Secretary	2003	147,500	—	—	—	164,000	6,000

(1)	Includes bonus amounts in the year earned, rather than in the year in which such bonus amount was paid or is to be paid.

(2)	Restricted share amounts for 2005 include shares of Company common stock granted pursuant to the 2000 Long-Term Incentive Plan based on the closing price per share on the date of grant. Shares granted in 2005 include: Mr. Balthrop, no shares; Mr. Currie, 19,355; Mr. Marfin, 19,355; Mr. Jacobson, 19,355; and Mr. Reiter, 19,355. The restrictions on these awards lapse 20% per year over five years from the date of grant. As of December 31, 2005, Messrs. Balthrop, Currie, Marfin, Jacobson, and Reiter held an aggregate of 200,000, 23,105, 23,105, 23,105, and 19,355 restricted shares, respectively. The restricted shares held by Messrs. Balthrop, Currie, Marfin, Jacobson and Reiter were valued at $2,324,000, $268,480, $268,480, $268,480 and $224,905, respectively, as of December 31, 2005. Dividends would be payable on such shares, regardless of whether the restrictions have lapsed, if and to the extent paid on Company common stock generally.

(3)	For Mr. Balthrop for 2004 and 2005, includes payments made for temporary housing and matching payments under our 401(k) Plan. For all others, consists of matching payments made under our 401(k) Plan.

(4)	This payment represents the first installment of the bonus payable to Mr. Balthrop to be paid consistent with the vesting period of his initial option grant that was agreed to by the Compensation Committee in connection with the repricing of this option in 2005. See the report of our Compensation Committee on the repricing of stock options contained in its Report on Executive Compensation for 2005 set forth below.

(5)	These options were repriced in 2005. The report of our Compensation Committee on the repricing of stock options is contained in its Report on Executive Compensation for 2005 set forth below. This report contains information regarding the exercise price per share of Mr. Balthrop’s options.
Option Grants for Fiscal 2005
No options were issued to executive officers during 2005.
Option Exercises and Values for Fiscal 2005
          The table below sets forth information with respect to the named executive officers concerning their exercise of options during 2005 and the unexercised options held by them as of the end of such year. No stock appreciation rights were exercised during the year, and no stock appreciation rights were outstanding at the end of 2005.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares Acquired	Value	Options at 12/31/2005		at 12/31/2005 (1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick J. Balthrop, Sr.	—	$—	197,919	302,081	$300,837	$459,163
Harriss T. Currie	—	$—	124,108	84,892	$532,368	$413,982
Randel S. Marfin	—	$—	221,562	83,438	$670,311	$549,189
James W. Jacobson, Ph.D.	—	$—	95,282	58,438	$471,311	$375,689
David S. Reiter	—	$—	93,951	70,049	$339,423	$224,857

(1)	Based upon the market price of $11.62 per share, which was the closing selling price per share of our common stock on The Nasdaq Stock Market on December 30, 2005, the last trading day of 2005, less the option exercise price payable per share.
Employment Agreements and Termination of Employment Arrangements
          We have an employment agreement with Patrick J. Balthrop, Sr., our President and Chief Executive Officer. The employment agreement provides for certain salary, annual bonus opportunities and other benefits and is for a term of two years from the effective date of May 15, 2004, and automatically renews for successive additional one-year terms unless either party provides the other written notice of its intent not to renew the agreement at least 180 days prior to the end of the then-current term of the agreement. If Mr. Balthrop is “Terminated for Cause” (as defined in the employment agreement) or in the event of an “Actual Voluntary Termination” (as defined in the agreement) by Mr. Balthrop, Mr. Balthrop will receive all accrued but unpaid salary and benefits as of the date of termination (the “Accrued Obligation”). If Mr. Balthrop is terminated “Other Than For Cause,” is “Terminated By Reason of Incapacity” (as such terms are defined in the employment agreement) or is terminated by reason of his death, then, upon such termination, Mr. Balthrop will receive (X) the Accrued Obligation, as well as an amount equal to the sum of (i) the Accrued Bonus (as defined in the employment agreement), if any, plus (ii) an amount equal to the greater of (a) Mr. Balthrop’s annual base salary or (b) the amount of base salary that would have been paid over the remainder of the then-current term, paid in semi-monthly installments for a period of 12 months from the date of termination (together with the continuing health benefits described below, the “Severance Compensation”), less any payment or payments received by Mr. Balthrop during the 12 month period from the time of termination under any long-term disability plan, and (Y) certain continuing health benefits for Mr. Balthrop and his family. In the event we refuse for any reason to extend the employment agreement, Mr. Balthrop will receive the Accrued Obligations plus the Severance Compensation. This employment agreement also has provisions that become effective upon a change in control of the Company (within the meaning set forth in the employment agreement) or a termination of employment in connection with an anticipated change in control. If Mr. Balthrop is terminated within the six months period immediately following a change of control, we will pay him the Accrued Obligation, as well as an amount equal to the sum of (i) the Bonus Amount (as defined in the employment agreement) plus (ii) an amount equal to the employee’s annual base salary paid in semi-monthly installments for a period of 12 months from the date of termination, prior to the occurrence of the change of control. Upon a change in control, as defined in the employment agreement, all unvested option or other restricted shares held by Mr. Balthrop will immediately become vested and exercisable, as applicable.
          Additionally, we have employment agreements with each of Randel S. Marfin, Vice President, Luminex Bioscience Group; Oliver H. Meek, Vice President, Manufacturing; and James W. Jacobson, Ph.D., Vice President, Research and Development. The employment agreements automatically renew each year for additional one (1) year terms. However, the employment agreements may be terminated by us or the employee at any time. If we terminate the employee’s employment for “cause” (as defined in the employment agreements) or if the employee resigns, the employee will receive all accrued salary and benefits as of the date of termination. If the employee dies or becomes disabled, the employee will receive all accrued salary, benefits and bonus as of the date of death or disability. If we terminate the employee’s employment without “cause,” the employee will receive a lump sum payment equal to (i) one year’s base salary, plus (ii) the amount of the most recent annual cash bonus amount, plus (iii) all accrued salary and benefits as of the date of termination. These employment agreements also have provisions that become effective upon a change in control of the Company (within the meaning set forth in the employment agreements) or a termination of employment in connection with an anticipated change in control. If the executive is terminated within the six months period immediately following a change of control, we will pay the executive a lump sum equal to 2.99 times the executive’s average annual base salary plus bonus for the most recent five calendar years prior to the occurrence of the change of control. The employment agreements also provide for an additional payment to compensate the executive for any tax liability imposed on change of control payments to the extent these payments constitute “parachute payments” under Section 280G of the Internal Revenue Code. In addition, upon a change of control, all unvested options or other restricted shares held by the executive will immediately become vested and exercisable, as applicable.
          We also have employment agreements with each of Harriss T. Currie, our Vice President, Finance, Chief Financial Officer and Treasurer, David S. Reiter, our General Counsel and Corporate Secretary, Gregory J. Gosch, our Vice President, Marketing and Sales, and Russell W. Bradley, our Vice President, Business Development and Strategic Development. The employment agreements provide for certain salary, annual bonus opportunities and other benefits and are for a term of one year from the effective date of the agreements and automatically renew for successive additional one-year terms unless either party provides the other written notice of its intent not to renew the agreement at least 60 days prior to the end of the then-current term of the agreement. If the employee is “Terminated for Cause” (as defined in the employment agreements) or in the event of an “Actual Voluntary Termination” (as defined in the agreements) by the employee, the employee will receive all accrued but unpaid salary and benefits as of the date of termination (the “Accrued Obligation”). If the employee is terminated “Other Than For Cause,” is “Terminated By Reason of Incapacity” (as such terms are defined in the employment agreements) or is terminated by reason of death, then, upon such termination, the employee will receive (X) the Accrued Obligation, as well as an amount equal to the sum of (i) a Bonus Amount (as defined in the employment agreements), plus (ii) an amount equal to the employee’s annual base salary paid in semi-monthly installments for a period of 12 months from the date of termination (together with the continuing health benefits described below, the “Severance Compensation”), less any payment or payments received by the employee during the 12 month period from the time of termination under any long-term disability plan, and (Y) certain continuing health benefits for the employee and his family. In the event we refuse for any reason to extend the employment agreement, the employee will receive the Accrued Obligations plus the Severance Compensation. These employment agreements also have provisions that become effective upon a change in control of the Company (within the meaning set forth in the employment agreements) or a termination of employment in connection with an anticipated change in control. If the executive is terminated within the six months period immediately following a change of control, we will pay the executive the Accrued Obligation, as well as an amount equal to the sum of (i) a Bonus Amount (as defined in the employment agreements) plus (ii) an amount equal to the employee’s annual base salary paid in semi-monthly installments for a period of 12 months from the date of termination, prior to the occurrence of the change of control.

Upon a change in control, as defined in the employment agreements, all unvested option or other restricted shares held by the employee will immediately become vested and exercisable, as applicable.
          Certain of the employment agreements above were amended in 2006 to provide that in the event the payment of any severance amounts payable pursuant to the employment agreements within six months of the date of the applicable executive’s termination of employment would cause such executive to incur any additional tax under Section 409A of the Internal Revenue Code, then payment of such amounts shall be delayed until the date that is six months following such executive’s termination date.
          The foregoing summaries are qualified in their entireties by reference to the complete texts of the employment agreements previously filed by the Company with the SEC.
Securities Authorized for Issuance Under Equity Compensation Plans
          The following table sets forth, as of December 31, 2005, certain information with respect to shares of the Company’s common stock authorized for issuance under the Company’s equity compensation plans. The numbers reflected below do not include the number of shares to be available pursuant to the proposed 2006 Equity Incentive Plan as the availability of those shares are contingent on stockholder approval at the Meeting.

			Number of Securities Remaining
			Available for Future Issuance
	Number of Securities to	Weighted-Average	Under Equity Compensation Plans
	be Issued Upon Exercise	Exercise Price of	(Excluding Securities Reflected
Plan Category	of Outstanding Options	Outstanding Options	in Column (A)) (1)
	(A)	(B)	(C)
Equity compensation plans approved by security holders	2,277,453	$10.44	461,059
Equity compensation plans not approved by security holders (2)(3)	1,480,377	$ 8.93	621,638

Total	3,757,830		1,082,697

(1)	Upon the approval by our stockholders of the 2006 Equity Incentive Plan, no further awards will be made under our existing equity incentive plans. See Proposal 2.

(2)	In February 2001, our Board of Directors approved the 2001 Broad-Based Stock Option Plan (the “2001 Plan”), a non-stockholder approved plan, for grants of stock options to employees who are not directors or officers of the Company. Options may be granted to such employees at not less than 100% of the fair market value of the common stock on the date of grant. The options become exercisable in whole or in such installments as determined by the Board of Directors and generally expire 10 years after the grant date. The number of shares of the Company’s common stock authorized for issuance under the 2001 Plan, is determined by calculating 5% of the maximum number of all issued and outstanding shares of the common stock plus all shares of the common stock which may be directly issuable upon the exercise, exchange or conversion of any outstanding rights, warrants, options or other derivative securities convertible into shares of common stock. For additional information regarding the Company’s 2001 Plan see Note 12 of our consolidated financial statements included in our annual report.

(3)	Includes an option to purchase 500,000 shares of the Company’s common stock issued to Patrick J. Balthrop, Sr. on May 15, 2004, in connection with his hiring and outside of any stockholder approved equity incentive plan. The terms of this option, together with the amendment to the related option agreement, are more fully described in the Compensation Committee’s report on option repricings contained in its Report on Executive Compensation for 2005 set forth below.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
          The following report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.
To the Stockholders of Luminex Corporation:
          The Compensation Committee of the Board of Directors (the “Committee”) is responsible for establishing the compensation program for the Company’s executive officers, comprised of base salary, performance-based cash bonus programs and long-term equity incentive awards. In addition, the Committee reviews and makes recommendations to the full board regarding non-employee director compensation. The Committee has responsibility for administration of the 1996 Stock Option Plan for which no further option shares are authorized for issuance, the 2000 Long-Term Incentive Plan under which option and restricted stock grants may be made to key employees, directors and consultants of the Company and the 2001 Broad-Based Stock Option Plan under which option grants may be made to non-officer employees and consultants of the Company. Directors and officers of the Company are not eligible to participate in or to receive grants under the 2001 Broad-Based Stock Option Plan. As proposed herein and upon approval by the Company’s stockholders, the Committee would be responsible for administration of the proposed 2006 Equity Incentive Plan. If approved, no further grants would be made under the existing equity plans referred to above.
          The Committee regularly reviews the Company’s compensation policies to ensure that the Chief Executive Officer and the other executive officers are rewarded appropriately for their contributions to the Company and that the overall compensation strategy supports the objectives of our organization, as well as stockholder interests. It is the Committee’s objective to have a substantial portion of each officer’s compensation contingent upon performance as a company, as well as upon his or her own level of performance. Accordingly, the compensation packages for officers are comprised of three elements: (i) base salary, which reflects individual performance and is designed primarily to be competitive with median salary levels in an appropriate peer group within our industry; (ii) annual variable performance awards payable in cash and tied to a formula based on the financial performance of the Company and individual goals set by us, as well as management evaluations and discretion of the Committee; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between these officers and the stockholders. As an officer’s level of responsibility increases, it is the intent of the Committee to have a greater portion of his or her total compensation be dependent upon performance and stock price appreciation rather than base salary.
          Executive Compensation for 2006. In 2006, the Committee engaged Compensation Resources, Inc. to assist it in reviewing the existing compensation strategy and plan and to conduct an executive compensation market analysis. The focus was a market study of executive compensation for the executive officers with an emphasis on base salary, performance-based cash incentives and long-term equity compensation. In evaluating compensation, the Committee, reviewed the roles and responsibilities of each officer and the performance priorities for the Company. In addition, the Committee reviewed the competitive pay practices, using 2005 proxy statement data, of various peer and industry related companies compiled by Compensation Resources, Inc. The results of the market analysis revealed that the total cash compensation, composed of base salaries and performance bonus opportunities, of the Company for the executive officers (overall) was slightly above the peer group marketplace.
          As a result of the Committee’s evaluation, base salaries for 2006 will remain the same. The Committee’s goal is to maintain base salaries near the 50th percentile of the peer group. With respect to annual cash performance awards for the executive officers (excluding the Chief Executive Officer), the Committee approved performance award opportunities, generally consistent on a structural basis with those of 2005, based upon achievement of established Company performance goals (“Company Goals”) as well as personal business objectives (“Individual Goals”). The Company Goals are based on a number of specific financial metrics, including total revenue, totals of specific revenue components, operating profit/loss and net income/loss targets, with each objective given a specified weight. The Individual Goals vary by executive and are based on specified management initiatives, leadership and team contributions and/or execution against the Company’s strategic plan, with each objective given a specified weight. The Committee’s desire is to provide total cash pay opportunities near the peer group median for meeting targeted annual goals, but allow for upside (near 75th percentile) for meeting or exceeding performance goals deemed outstanding by the Committee.
          The total target awards under the performance-based cash bonus plan are weighted 50% for the achievement of Company Goals and 50% for the achievement of Individual Goals, and are based on a target bonus established by the Committee for each participant. The target bonuses range from 40% to 50% of each executive’s base salary (excluding the Chief Executive Officer) depending on seniority levels and the provisions in applicable employment contracts. Following the end of the fiscal year, the Committee will determine whether and the extent to which the applicable targets were met. The Company Goals are subject to an over/underachievement scale with possible payouts of 0% to 200% of the potential bonus for Company Goals based on financial results between 85% to 120% of the applicable performance targets. Individual Goals are not subject to an over/underachievement scale. Accordingly, total awards can range from zero to a maximum of 150% of the target bonus. The Committee will make all calculations and determinations with respect to payment of such cash bonuses in its sole discretion.
          The Chief Executive Officer performance-based cash bonus plan is based upon achievement of certain financial targets, including operating performance targets and combined consumable and royalty revenue on a Company level, as well as business objectives, in each case as determined by the Committee. The business objectives are based on specified management initiatives, with each objective given a specific weight. The total target awards under the Chief Executive Officer plan are weighted approximately 50% for the achievement of the Company performance goals and approximately 50% for the achievement of Mr. Balthrop’s business objectives. The target bonus established by the Committee is 100% of Mr. Balthrop’s base salary, as set forth in his employment agreement. Following the end of the fiscal year, the Committee will determine whether and the extent to which the applicable targets were met. Mr. Balthrop’s potential bonus is not subject to an over/underachievement scale. Mr. Balthrop’s total award under the Chief Executive Officer bonus plan will range from zero to a maximum of 100% of the target bonus, with no payouts permitted for performance below the respective target thresholds. The Committee will make all calculations and determinations with respect to payment of bonuses under the Chief Executive Officer bonus plan in its sole discretion.
          With respect to long-term stock-based incentives, the Committee, following analysis by and discussion with Compensation Resources, Inc. and the Chief Executive Officer (as it related to the remaining executive officers), authorized the issuance of restricted stock awards to each of the Company’s executive officers (eight individuals) as follows: Patrick J. Balthrop, Sr. (32,000 shares), Russell W. Bradley (12,503 shares), Harriss T. Currie (14,772 shares), Gregory J. Gosch (10,157 shares), James W. Jacobson (9,324 shares), Randel S. Marfin (9,324 shares), Oliver H. Meek (5,980 shares) and David R. Reiter (8,855 shares). On the date of grant, the fair market value of such shares was $14.38 per share. The shares are subject to time vesting over five years in equal annual increments on the anniversary date of such grants.
          In 2006, the Committee also approved and has submitted to the stockholders adoption of the Luminex Corporation Management Stock Purchase Plan to further align the interests of our senior officers and our stockholders. See Proposal 3 below.
          Executive Compensation for 2005. During 2004 and 2005, the Committee had engaged A. G. Ferguson & Associates, Inc. (“A. G. Ferguson”), compensation and benefits consultants, to assist the Committee in evaluating the overall compensation of our officers and the compensation guidelines for the non-employee directors. The Committee reviewed the results of A. G. Ferguson’s report during the first quarter of 2005 in establishing 2005 base salaries, performance-based cash bonus objectives and long-term equity incentives. Important factors which the Committee considered and evaluated in establishing the components of the executive officers’ compensation packages for 2005 are summarized below.
          The Committee, with the assistance of A. G. Ferguson, reviewed the roles and responsibilities of each officer. In addition, the Committee reviewed the competitive pay practices, using 2004 proxy statement data, of certain biotech companies. At the request of the Committee, A. G. Ferguson compiled comparative data regarding Luminex’s salary, total cash pay and total compensation to the 25th, 50th and 75th percentiles for 21 biotech companies. These publicly traded biotech peer companies ranged in annual revenues from approximately $5 million to $245 million, with a median of $47 million in revenues, and had a median market capitalization of approximately $322 million (as of February 2005).

          As a result of the Committee’s evaluation, base salaries for 2005 remained substantially the same as they had been for 2004 for the executive officers. The Committee’s goal was to maintain base salaries near the 50th percentile of the peer group. With respect to annual cash performance awards for the executive officers (excluding the Chief Executive Officer), the Committee approved performance award opportunities based upon achievement of established Company performance goals (“Company Goals”) as well as personal business objectives (“Individual Goals”). The Company Goals were based on total revenue, total gross profit, total combined consumable and royalty revenue, operating expense and net loss targets, with each objective given a specified weight. The Individual Goals varied by executive and were based on specified management initiatives, leadership and team contributions and/or execution against the Company’s strategic plan, with each objective given a specified weight. The Committee’s desire was to provide total cash pay opportunities near the peer group median for meeting targeted annual goals, but allow for upside (near 75th percentile) for meeting or exceeding performance goals deemed outstanding by the Committee.
          The total target awards under the performance-based cash bonus plan were weighted 50% for the achievement of Company Goals and 50% for the achievement of Individual Goals, and were based on a target bonus established by the Committee for each participant. The target bonuses ranged from 40% to 50% of each executive’s base salary (excluding the Chief Executive Officer) depending on seniority levels and the provisions in applicable employment contracts. Following the end of the fiscal year, the Committee determined whether and the extent to which the applicable targets were met. The Company Goals were subject to an over/underachievement scale with possible payouts of 0% to 200% of the potential bonus for Company Goals based on financial results between 85% to 120% of the applicable performance targets. Individual Goals were not subject to an over/underachievement scale. Accordingly, total awards could range from zero to a maximum of 150% of the target bonus. Upon review of the factors, in February 2006, performance bonuses were paid to the executive officers (excluding the Chief Executive Officer – see below) based upon their criteria, as determined by the Committee, ranging from $103,898 to $128,071 as previous reported.
          With respect to long-term stock-based incentives, the Committee, following analysis by and discussion with A. G. Ferguson and the Chief Executive Officer, authorized the issuance of restricted stock awards for 19,355 shares to each of the Company’s executive officers (six individuals). On the date of grant, the fair market value of such shares was $7.53 per share. The shares are subject to time vesting over five years in equal annual increments on the anniversary date of such grants. No equity grant was made to the Chief Executive Officer as significant grants were made to him, in the form of stock options and restricted shares, in connection with his employment in May 2004.
          Compensation of the Chief Executive Officer. Patrick J. Balthrop, Sr. was hired as the Company’s Chief Executive Officer and President on May 15, 2004. The Company engaged in an executive search to find an appropriate candidate for approximately 18 months. In connection with Mr. Balthrop’s hiring, the Company negotiated his base salary, annual performances bonus opportunity and long-term equity incentives. Pursuant to this negotiation, the Company entered into an employment contract with Mr. Balthrop (see “Employment Agreements and Termination of Employment Arrangements” above) providing for (i) a base annual salary of $400,000 per annum, (ii) a target bonus of up to 100% of base salary, (iii) an option to purchase 500,000 shares of common stock pursuant to a non-qualified stock option (the “Balthrop Option”), and (iv) a restricted stock award for 200,000 shares of the Company’s common stock. The Balthrop Option is subject to time vesting, provided Mr. Balthrop continues in the employment of the Company, with 125,000 shares vested as of May 15, 2005, and the remaining shares vesting in equal increments over the following 36 months. The restricted stock is subject to various performance related vesting criteria based upon (i) the Company’s common stock trading price, (ii) achievement of certain revenue targets, and (iii) certain operating performance measures, all as set forth in the restricted stock agreement and as established by the Committee and the Board of Directors.
          For 2005, Mr. Baltrop’s base salary continued at $400,000. The Chief Executive Officer performance-based cash bonus plan was based upon achievement of combined consumable and royalty revenue targets on a Company level as well as personal business objectives, in each case as determined by the Committee. The personal business objectives were based on specified management initiatives, with each objective given a specific weight. The total target awards under the Chief Executive Officer plan were weighted approximately 33% for the achievement of the Company performance goals and approximately 66% for the achievement of Mr. Balthrop’s personal business objectives. The target bonus established by the Committee was 100% of Mr. Balthrop’s base salary, as set forth in his employment agreement. Mr. Balthrop’s potential bonus was not subject to an over/underachievement scale. Mr. Balthrop’s total award under the Chief Executive Officer bonus plan would range from zero to a maximum of 100% of the target bonus, with no payouts permitted for performance below the target thresholds. As reported previously, in February 2006, the Committee determined Mr. Balthrop and the Company had achieved each of the targets and he received a cash performance bonus for 2005 of $400,000.
          Report on Repricing of Options. The 500,000 options granted to Mr. Balthrop in connection with his hiring in 2004 (the “Balthrop Option”) were initially granted at an exercise price of $9.36 per share. This award was not pursuant to any of the Company’s existing equity incentive plans. As previously reported, at a meeting of the Committee on February 10, 2005, the committee approved resolutions to increase the exercise price of the Balthrop Option from $9.36 per share to $10.10 per share (the closing market price on the date immediately preceding the original grant date). This modification was made in order to eliminate the potential application of certain adverse tax implications in light of tax law changes created as a result of the American Jobs Creation Action of 2004. In connection therewith, the Committee approved a cash bonus payable to Mr. Balthrop to be paid consistent with the vesting period of the option grant, subject to Mr. Balthrop’s continued employment, equal to $370,000. According to the vesting schedule and assuming no acceleration event contemplated by the Balthrop Option, one quarter of the cash bonus was paid as of May 15, 2005 (the first vesting date and consistent with the equity vesting) and the balance of such payments are being made in equal monthly installments over the 36 months thereafter.
          The table below sets forth additional information on the repricing during 2005 of 500,000 stock options previously granted to Patrick J. Balthrop.

Length of
		Securities		Exercise		Original
		Underlying	Market Price	Price at		Options Term
		Number of	of Common	Time of	New	Remaining at
		Options	Stock at Time	Repricing	Exercise	Date of
Name	Date	Repriced (#)	of Repricing ($)	($)	Price ($)	Repricing
Patrick J. Balthrop, Sr.	2/10/2005	500,000	7.48	9.36	10.10	9.26 years
          Executive Compensation Tax Deductibility. We are required to disclose our policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to no more than $1 million per year. It is not expected that the cash compensation to be paid to our officers for 2006 will exceed the $1 million limit per officer. Our 2000 Long-Term Incentive Plan is structured so that any compensation deemed paid to an officer when he or she exercises an outstanding option under the 2000 Long-Term Incentive Plan, with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Restricted stock grants, for which the vesting restrictions are solely time based, may not qualify as performance-based compensation and could be subject to the $1 million limitation. The Balthrop Option was not issued pursuant to a shareholder approved plan and, if exercised while Mr. Balthrop is a covered employee, will not qualify as performance-based compensation and will therefore be subject to the $1 million limitation.

SUBMITTED BY THE COMPENSATION
COMMITTEE OF THE BOARD OF DIRECTORS

Fred C. Goad, Jr. (Chairman)
Gerard Vaillant
Jim D. Kever

PROPOSAL 2 – APPROVAL OF 2006 EQUITY INCENTIVE PLAN
          Our Board of Directors has adopted and recommends that you approve the Luminex Corporation 2006 Equity Incentive Plan (the “Equity Incentive Plan”). If approved by stockholders, the Equity Incentive Plan will authorize awards in respect of an aggregate of 2,000,000 shares. If approved by our stockholders, the Equity Incentive Plan will be effective as of May 25, 2006 and will replace the Company’s 2000 Long-Term Incentive Plan (the “2000 Plan”) and the 2001 Plan, under which plans the Board, upon approval of the Equity Incentive Plan, will not issue further grants. As a result, this Proposal requests a net increase in shares of common stock available for grant of approximately 1,021,000 shares, or only 3.2% of our common shares outstanding, as of the record date for the Meeting.
          The primary purpose of the Equity Incentive Plan is to promote the interests of the Company and its stockholders by, among other things, (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its subsidiaries and affiliates, (ii) motivating those individuals by means of performance-related incentives to achieve long-range performance goals, (iii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iv) encouraging ownership of stock in the Company by such individuals, and (v) linking their compensation to the long-term interests of the Company and its stockholders.
          Our general compensation philosophy is that long-term stock-based incentive compensation should strengthen and align the interests of our officers and employees with our stockholders, as more fully described above under the heading “Compensation Committee Report on Executive Compensation.” We believe that the utilization of stock options and, in more recent years, restricted stock awards, the core of our historical long-term stock-based incentive program, have been effective over the years in enabling us to attract and retain the talent critical to the Company. We believe that stock ownership has focused our key employees on improving our performance, and has helped to create a culture that encourages employees to think and act as stockholders. To further this alignment of interests with our stockholders, we recently adopted meaningful stock ownership and retention guidelines that are further described in our corporate governance guidelines. Participants in our long-term incentive compensation program generally include our officers and other key employees. We also believe it is important for our stockholders to have a voice in equity programs and, accordingly, propose that all future equity awards be under the Equity Incentive Plan in lieu of the existing 2000 Plan and the 2001 Plan.
          In 2005, as previously described, the Compensation Committee of our Board of Directors reassessed and modified our compensation philosophy and award strategy in conjunction with management and the Committee’s independent compensation consultant. The Equity Incentive Plan is intended to facilitate our efforts to better align the Company’s long-term awards structure with its business and talent needs and our stockholders’ interests. Beginning in 2005, we have placed more emphasis on restricted share grants. We believe the shift to restricted share grants will continue to link executive compensation to the long-term interests of our stockholders while allowing us to be more economically efficient in that we will be able to deliver similar value to employees using fewer shares than pursuant to traditional option grants.
          Although we modified our long-term incentive compensation philosophies in 2005 to emphasize the use of restricted shares, we are limited in our ability to implement this policy in future years under the 2000 Plan, which only has 351,955 shares remaining available for grants as of April 6, 2006. The 2001 Plan does not authorize the use of restricted shares and does not authorize awards to our executive officers. Accordingly, we believe stockholder approval of the Equity Incentive Plan is critical to facilitate our long-term incentive compensation program in future years.
          If approved by stockholders, the Equity Incentive Plan will authorize an aggregate of 2,000,000 shares. We believe this authorization will enable us to implement our long-term stock incentive program, including our increased use of restricted shares, for the next four to five years. We believe four to five years is an appropriate cycle that will allow us to periodically review our Stock compensation programs and respond to periodic evolutions in compensation and governance best practices and trends to the extent we believe such practices or trends to be in the best interests of the Company and its stockholders.
          If the Equity Incentive Plan is not approved, we may become unable to provide long-term, stock-based incentives to present and future employees consistent with our current compensation philosophies and objectives.

We believe that such a failure may adversely affect our ability to attract and retain the caliber of key employees that is critical to our continued success.
          Although we believe that employee stock ownership is important to incentivizing and retaining key employees and is a contributing factor in achieving corporate performance goals, we recognize that our historical long-term equity incentive program has created a certain amount of overhang. “Overhang” refers to potential stockholder dilution, expressed as a percentage, represented by outstanding employee stock awards and shares available for future grants. We use the following calculations to determine overhang:

Simple Overhang	=	Outstanding awards + Shares available for future grant
Common shares outstanding

Fully Diluted Overhang	=	Outstanding awards + Shares available for future grant
Common shares outstanding + Outstanding awards
+ Shares available for future grant
          As of April 6, 2006, we had an aggregate of 3,570,713 shares of common stock subject to options outstanding under all of our plans, with a weighted average exercise price of $9.94 and a weighted average term to expiration of 6.7 years. Shares underlying outstanding restricted share awards are not included in outstanding awards because they are already reflected in the number of common shares outstanding. As of April 6, 2006, there were 647,499 restricted shares outstanding under the 2000 Plan. As of April 6, 2006, we had 351,955 shares remaining available for grant under the 2000 Plan, and 627,357 shares remaining available for grants under our 2001 Plan (none of which shares may be awarded as restricted shares), and a total of 31,946,185 shares of common stock outstanding. As a result, the net additional shares proposed for future grant by the Company is 1,020,688, or 3.2% of the outstanding common stock, as of April 6, 2006. Accordingly, as of April 6, 2006, our overhang was as follows:

	As of April 6, 2006
		Pro Forma (assuming
		approval of Equity
	Actual	Incentive Plan) (1) (2)
Simple Overhang	14.2%	17.4%
Fully Diluted Overhang	12.5%	14.9%

(1)	Pro Forma shares available for future grant are assumed to be 2,000,000 pursuant to the proposed Equity Incentive Plan, with no further shares available under the 2000 Plan or 2001 Plan.

(2)	Does not reflect the impact of 500,000 shares pursuant to the proposed 2006 Management Stock Purchase Plan, or MSPP, described in Proposal 3 below. With the inclusion of the 500,000 shares pursuant to the MSPP, the Pro Forma Simple Overhang would be 19.0% and the Pro Forma Fully Diluted Overhang would be 16.0%. See Proposal 3.
          Our annual grants under the 2000 Plan and 2001 Plan, collectively, as a percentage of shares outstanding (“burn rate”) has averaged approximately 3.3% of outstanding shares for the last three years. We believe this percentage to be lower than the burn rate of our peers and biotechnology companies generally over this period based on published Institutional Shareholder Services data for 2006. As a result of our shift in philosophy toward use of restricted shares, our anticipated burn rate for 2006 will be even lower at approximately 1% of outstanding shares (not including the effects of the proposed MSPP).
          We believe that our equity award programs and our emphasis on employee stock ownership have been critical to our success in the past and are important to our ability to achieve our corporate performance goals in the years ahead. We believe that the ability to attract, retain and motivate talented employees is integral to our long-term performance and stockholder returns. We believe that the Equity Incentive Plan will allow us the flexibility to implement our current long-term incentive philosophy in future years, will better align executive and stockholder interests, and will enable us to reduce the impact of stock overhang. For these reasons, we consider approval of the Equity Incentive Plan important to our future success.

          The following is a brief summary of the principal features of the Equity Incentive Plan, which is qualified in its entirety by reference to the Equity Incentive Plan itself, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.
          Shares Available for Awards under the Plan. Under the Equity Incentive Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the Equity Incentive Plan, the maximum number of shares of common stock with respect to which awards may be granted under the Equity Incentive Plan is 2,000,000. Except as adjusted in accordance with the terms of the Equity Incentive Plan, no more than 1,000,000 shares of common stock authorized under the Equity Incentive Plan may be awarded as incentive stock options. The maximum number of shares with respect to which awards may be granted under the Equity Incentive Plan shall be increased by the number of shares with respect to which options or other awards were granted under the 2000 Plan as of the effective date of this Equity Incentive Plan, but which terminate, expire unexercised, or are settled for cash, forfeited or cancelled or withheld without delivery of the shares under the terms of the 2000 Plan after the effective date of the Equity Incentive Plan.
          Shares of common stock subject to an award under the Equity Incentive Plan but which terminate, expire unexercised or are settled for cash, or are forfeited, cancelled or withheld without delivery of the shares, including shares of common stock withheld or surrendered in payment of any exercise or purchase price of an award or taxes relating to an award, remain available for awards under the Equity Incentive Plan. Shares of common stock issued under the Equity Incentive Plan may be either newly issued shares or shares which have been reacquired by the Company. Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines, (“Substitute Awards”) do not reduce the number of shares available for awards under the Equity Incentive Plan.
          In addition, the Equity Incentive Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under these limitations, no single participant may receive options or stock appreciation rights (“SARs”) in any calendar year that, taken together, relate to more than 300,000 shares of common stock, subject to adjustment in certain circumstances.
          With certain limitations, awards made under the Equity Incentive Plan may be adjusted by the Compensation Committee of the Board of Directors (the “Committee”) in its discretion or to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Equity Incentive Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.
          Eligibility and Administration. Current and prospective officers and employees, and directors of, and consultants to, the Company or its subsidiaries or affiliates are eligible to be granted awards under the Equity Incentive Plan. As of April 6, 2006, approximately 185 individuals were eligible to participate in the Equity Incentive Plan. However, the Company has not at the present time determined who will receive the shares of common stock that will be authorized for issuance under the Equity Incentive Plan or how they will be allocated. The Committee will administer the Equity Incentive Plan, except with respect to awards to non-employee directors, for which the Equity Incentive Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, an “outside director” within the meaning of Section 162(m) and the regulations promulgated under the Code and will be an independent director as defined by the listing standards of The Nasdaq Stock Market. Subject to the terms of the Equity Incentive Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any award, interpret and specify the rules and regulations relating to the Equity Incentive Plan, and make all other determinations which may be necessary or desirable for the administration of the Equity Incentive Plan.
          Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the Equity Incentive Plan. The Committee is also authorized to grant SARs, either with or without a related option. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.
          A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised.
          Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of shares that have been held by the participant for at least six months (or such lesser period as may be permitted by the Committee) which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares; provided, however, that a participant is not entitled to tender shares pursuant to successive, substantially simultaneous exercises of any stock option of the Company. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes. Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares.
          Restricted Shares and Restricted Share Units. The Committee is authorized to grant restricted shares of common stock and restricted share units. Restricted shares are shares of common stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Committee in the award agreement. A participant granted restricted shares of common stock generally has most of the rights of a stockholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.
          Each restricted share unit has a value equal to the fair market value of a share of common stock on the date of grant. The Committee determines, in its sole discretion, the restrictions applicable to the restricted share units. A participant will be credited with dividend equivalents on any vested restricted share units at the time of any payment of dividends to stockholders on shares of common stock. Except as determined otherwise by the Committee, restricted share units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous employment of the Company for the restricted period and any other restrictive conditions relating to the restricted share units are met.
          Performance Awards. A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee. Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award. A participant’s rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution or as the Committee may otherwise determine.
          Performance awards are subject to certain specific terms and conditions under the Equity Incentive Plan. Unless otherwise expressly stated in the relevant award agreement, each award granted to a Covered Officer under the Equity Incentive Plan is intended to be performance-based compensation within the meaning of Section 162(m).

Performance goals for Covered Officers will be limited to one or more of the following financial performance measures relating to the Company or any of its subsidiaries, operating units, business segments or divisions: (a) earnings before interest, taxes, depreciation and/or amortization; (b) operating income or profit; (c) operating efficiencies; (d) return on equity, assets, capital, capital employed or investment; (e) after tax operating income; (f) net income; (g) earnings or book value per share; (h) cash flow(s); (i) total sales or revenues or sales or revenues per employee; (j) production (separate work units or SWUs); (k) stock price or total stockholder return; (l) dividends; (m) debt reduction; or (n) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ stock and/or shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in the Equity Incentive Plan to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.
          To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the Equity Incentive Plan is 300,000 and the maximum annual amount of all performance awards that are settled in cash is $3,000,000.
          Other Stock-Based Awards. The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Committee will determine the terms and conditions of such awards, consistent with the terms of the Equity Incentive Plan.
          Non-Employee Director Awards. The Board may provide that all or a portion of a non-employee director’s annual retainer and/or retainer fees or other awards or compensation as determined by the Board be payable in non-qualified stock options, restricted shares, restricted share units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee directors. The Board will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director’s service as a member of the Board. Non-employee directors are also eligible to receive other awards pursuant to the terms of the Equity Incentive Plan, including options and SARs, restricted shares and restricted share units, and other stock-based awards upon such terms as the Committee may determine; provided, however, that with respect to awards made to members of the Committee, the Equity Incentive Plan will be administered by the Board.
          Termination of Employment. The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company, its subsidiaries and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.
          Change in Control. Notwithstanding any other provision of the Equity Incentive Plan, unless otherwise provided in an award agreement or other contractual agreement between the Company and an award holder, if, within one year following a Change in Control, an award holder’s employment with the Company (or its successor)

is terminated by reason of (a) death; (b) disability; (c) Normal Retirement or Early Retirement; (d) for Good Reason by the award holder; or (e) involuntary termination by the Company for any reason other than for Cause, all outstanding Awards of such award holder shall vest, become immediately exercisable and payable and have all restrictions lifted.
          Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan or any portion of the Equity Incentive Plan at any time, except that stockholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it desirable or necessary to comply. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Committee also may not materially and adversely affect the rights of any award holder without the award holder’s consent.
          Other Terms of Awards. The Company may take action, including the withholding of amounts from any award made under the Equity Incentive Plan, to satisfy withholding and other tax obligations. The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award. Except as permitted by the applicable award agreement, awards granted under the Equity Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.
          Certain Federal Income Tax Consequences. The following is a brief description of the Federal income tax consequences generally arising with respect to awards under the Equity Incentive Plan.
          Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR or a restricted share award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.
          If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).
          The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.
          Similarly, the exercise of an SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to an SAR. Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common stock at the time restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of an SAR or restricted share award. For this purpose, the participant’s basis in the common stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made). Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant.
          Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid in excess of $1 million in any tax year to its five most highly compensated executives. However, compensation that qualifies as “performance-based compensation” is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. The Company intends that (i) performance awards and (ii) options granted (a) with an exercise price at least equal to 100% of fair market value of the underlying shares of common stock at the date of grant (b) to employees the Committee expects to be named executive officers at the time a deduction arises in connection with such awards, qualify as “performance-based compensation” so that these awards will not be subject to the Section 162(m) deduction limitations.
          The foregoing discussion is general in nature and is not intended to be a complete description of the Federal income tax consequences of the Equity Incentive Plan. This discussion does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Equity Incentive Plan are urged to consult a tax advisor as to the tax consequences of participation.
          The Equity Incentive Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.
Required Vote, Recommendation of the Board
          The approval of the Equity Incentive Plan requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting.
          The Board of Directors unanimously recommends that stockholders vote FOR the Proposal to approve the Equity Incentive Plan.
PROPOSAL 3 – APPROVAL OF THE MANAGEMENT STOCK PURCHASE PLAN
          In addition to the Equity Incentive Plan, the Luminex Corporation 2006 Management Stock Purchase Plan (the “MSPP”) was approved by the Board of Directors, subject to stockholder approval at the Meeting. The purposes of the MSPP are to enable executives to develop and maintain a substantial share ownership position in the Company (and thereby further align executive and stockholder long-term interests), to provide incentives to such executives to contribute to the success of the Company’s business and to help us attract and retain highly-qualified executives.
          Subject to adjustment as provided in the plan, the MSPP provides for the granting of rights to purchase up to an aggregate of 500,000 shares of the Company’s common stock to officers (including executive officers) of the Company (nine persons as of April 6, 2006). The MSPP will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee can make such rules and regulations and establish such procedures for the administration of the MSPP as it deems appropriate.
          The maximum number of shares of the common stock to be authorized and reserved for issuance under the MSPP is 500,000 shares, subject to equitable adjustment as set forth in the MSPP, provided that no individual officer may exercise rights to receive more than 50,000 shares in any year under the MSPP.

          The additional potential impact of the MSPP on our overhang is illustrated in the table below:

	As of April 6, 2006
		Pro Forma	Fully Adjusted Pro Forma
		(assuming approval	(assuming approval of
	Actual	of MSPP) (1)	Equity Incentive Plan) (2)
Simple Overhang	14.2%	15.8%	19.0%
Fully Diluted Overhang	12.5%	13.7%	16.0%

(1)	Pro Forma overhang calculation does not reflect the impact of the Equity Incentive Plan, described in Proposal 2 above.

(2)	Fully Adjusted Pro Forma calculation reflects the impact of 500,000 shares pursuant to the MSPP and 2,000,000 shares under the Equity Incentive Plan.
          We believe the MSPP is consistent with our above stated compensation philosophies, including, in particular, the objectives of our recently implemented stock ownership guidelines (which are described in our corporate governance guidelines located on the Investor Relations section of our website at www.luminexcorp.com), and will help encourage and facilitate acquisitions of the required ownership levels by our executives in a timely manner. Moreover, in addition to further promoting the alignment of interests of our officers with our stockholders, the MSPP should enable us to utilize the cash saved in lieu of paying annual performance bonuses for research and development and other productive corporate purposes. For these reasons, we consider the approval of the MSPP important to our future success.
          The following is a brief summary of the principal features of the MSPP, which is qualified in its entirety by reference to the MSPP itself, a copy of which is attached hereto as Exhibit B and incorporated herein by reference.
          All officers of the Company and each designated subsidiary shall be eligible to be designated as participants in the MSPP. Each participant may elect to receive, in lieu of a specified portion of his or her annual bonus a number of restricted shares equal to the amount of such specified portion of the annual bonus divided by a dollar amount equal to 80% of the fair market value of a share on the date on which such restricted shares are granted. Any participant who makes such an election will be entitled to a grant of restricted shares generally by March 15 of each calendar year following the year for which the election is in effect. Generally, any election to participate in the MSPP is effective beginning with the calendar year next following the year in which the election is made. Once an election has become effective, a participant may cancel such election or make a change in the applicable bonus reduction percentage by filing an appropriate notice. However, any such notice is generally not effective until the beginning of the calendar year next following the year in which it is filed.
          The restricted period for restricted shares granted under the MSPP is generally three years from the date of grant. However, if the Compensation Committee determines that the Company may lose its federal income tax deduction in connection with the future lapsing of restrictions on restricted shares held by an executive officer because of the $1.0 million annual deductibility cap of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Compensation Committee, in its discretion, can cause some or all of such restricted shares to be converted into an equal number of “restricted stock units,” as to which payment will be postponed until such time as the payment will not cause the Company to lose its deduction. When the payment is made, it will be made in shares of common stock.
          With respect to restricted shares granted under the MSPP, if a participant’s employment is terminated during the restricted period, then, except as provided below, the participant’s rights to such restricted shares will be entirely forfeited and the participant will instead have the right to receive a cash payment equal to the lesser of (i) the then-current fair market value of the restricted shares or (ii) the bonus amounts foregone by the participant as a condition of receiving such restricted shares. If, during the restricted period, termination of employment of a participant resulted from death or total and permanent disability, the restrictions on the restricted shares will immediately lapse. If, during the restricted period, a participant is terminated by the Company without cause, the participant’s right to the restricted shares will be forfeited entirely and the participant will instead have the right to receive a cash payment equal to either (i) the then-current fair market value of the restricted shares or (ii) the bonus amounts foregone by the participant as a condition of receiving such restricted shares. The Compensation Committee will decide, in its sole discretion, which of these amounts will be payable. In addition, the Compensation Committee may, in its discretion, accelerate the lapse of such restrictions upon a participant’s retirement. The same rules regarding termination of employment will apply to any restricted share units that have been substituted for restricted shares.
          The Compensation Committee can, in its discretion and on such terms and conditions as it determines, permit or require a participant to pay all or a portion of any taxes arising in connection with the grant of restricted shares or the lapse of restrictions thereon by having the Company withhold such shares of the common stock or by the participant delivering previously acquired shares of the common stock having a fair market value equal to the amount of taxes to be withheld.
          No grants of restricted stock can be made under the MSPP after May 25, 2016. Holdings of restricted shares acquired prior thereto, however, can extend beyond such date, and the provisions of the MSPP will continue to apply thereto.
          The Board can amend, suspend or discontinue the MSPP; provided, however, that no amendment which requires stockholder approval for the MSPP to comply with any law, regulation or stock exchange requirement shall be effective unless approved by the requisite vote of stockholders. In addition, the Compensation Committee can make such amendments as it deems necessary to comply with applicable laws, rules and regulations.
          The following is a brief summary of the principal federal income tax consequences of transactions under the MSPP based on current federal income tax laws. The summary is not intended to constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences.
          A participant generally must include as ordinary income the fair market value of the restricted shares at the earlier of the time such restricted shares are either transferable or no longer subject to a deferred substantial risk of forfeiture (the “forfeiture period”) within the meaning of Section 83 of the Code. Any participant can elect pursuant to Section 83(b) of the Code to include as ordinary income, in the year of transfer of the restricted shares, an amount equal to the fair market value of the restricted shares on the date of such transfer; such an election must be made within 30 days of the date of such transfer. A participant’s tax basis in restricted shares is equal to the amount paid for such shares plus the amount includable in income with respect to such restricted shares. With respect to the sale of restricted shares after the expiration of the forfeiture period, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on the holding period. The holding period for capital gains treatment will begin when the forfeiture period expires, unless the participant has made a Section 83(b) election, in which event the holding period will commence just after the date of transfer of the restricted shares by the Company to such person. The Company generally will be entitled to a deduction in the amount of a participant’s income at the time such income is so recognized, provided that the participant includes such amount in income or the Company satisfies applicable reporting requirements, and subject to possible limitations on deductibility under Section 162(m) of the Code of compensation paid to executives designated in that Section.
          A participant who holds restricted stock units that have been substituted for restricted shares, generally, must include as ordinary income the fair market value of the common stock received in payment of such restricted stock units at the time of such payment. With respect to the sale of common stock received in payment of restricted stock units, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on the holding period. The holding period for capital gains treatment will begin when the common stock is received in payment of the restricted stock units. The Company generally will be entitled to a deduction in the amount of a participant’s income at the time such income is recognized as described above, provided that the participant includes such amount in income or the Company satisfies applicable reporting requirements, and subject to possible limitations on deductibility under Section 162(m) of the Code of compensation paid to executives designated in that Section.
          Because the MSPP depends on the voluntary participation of the executive officers, the benefit amounts under the MSPP are not determinable.

Required Vote; Recommendation of the Board
          The approval of the MSPP requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting.
          The Board of Directors unanimously recommends that stockholders vote FOR the proposal to approve the MSPP.
PROPOSAL 4 – RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company and to perform other accounting services, if appropriate, for the year ending December 31, 2006. Such appointment will be presented to the stockholders for ratification at the Meeting. A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to questions from stockholders and will be given the opportunity to make a statement if so desired.
          Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants is not required by the Company’s bylaws or otherwise. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
          Fees paid to Ernst & Young LLP for services provided during the years ended December 31, 2005 and 2004, is presented below.
          Audit Fees. The aggregate audit fees billed to us by Ernst & Young LLP for professional services rendered for the audit of our annual consolidated financial statements, for the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q, for the audit of management’s report on the effectiveness of our internal control over financial reporting, as required under Section 404 of the Sarbanes-Oxley Act of 2002, and other services that are normally provided by the independent auditor in connection with statutory and regulatory filings totaled $280,000 for 2005 and $282,100 for 2004.
          Audit-Related Fees. The aggregate fees billed to us by Ernst & Young LLP for assurance and related services related to the performance of the audit or review of the Company’s consolidated financial statements, and for the review of the Company’s internal controls over financial reporting and not described above under “Audit Fees,” were $0 for 2005 and $0 for 2004.
          Tax Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for tax compliance, assistance with an IRS audit, tax advice and tax planning were $42,000 for 2005 and $104,510 for 2004.
          All Other Fees. The aggregate fees billed by Ernst & Young LLP for products or services other than those described above were $0 for 2005 and $0 for 2004.
          The Restated Audit Committee Charter, among other things, requires the Audit Committee to pre-approve all audit and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor.
          The Audit Committee has adopted a pre-approval policy in order to ensure that the performance of audit and non-audit services by the independent auditor does not impair the auditor’s independence. The policy provides for the general pre-approval of specific types of services, gives guidance to management as to the specific type of services that are eligible for pre-approval and provides cost limits for each such service on an annual basis. The policy requires specific pre-approval of all other permitted services. Requests or applications to provide services that require separate approval by the Audit Committee are submitted by the Company’s Chief Financial Officer to the Audit Committee and must include a statement as to whether, in the Chief Financial Officer’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence. The Audit Committee may delegate pre-approval authority to one or more of its members who shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
          All audit related services, tax services and other services provided in 2005 and 2004 were pre-approved by the Audit Committee. The Audit Committee concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of the firm’s independence in the conduct of its auditing functions.
Required Vote; Recommendation of the Board
          Approval of this proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter.
          The Board of Directors recommends a vote FOR Proposal 4.
REPORT OF THE AUDIT COMMITTEE
          The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
To the Stockholders of Luminex Corporation:
          The Board of Directors maintains an Audit Committee comprised of three independent directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rules of The Nasdaq Stock Market that govern audit committee composition, including the requirement that audit committee members meet the heightened independence requirements as contemplated by the applicable rules of the The Nasdaq Stock Market. The Audit Committee operates under a written charter, which was adopted by the Board of Directors (as amended to date, the “Restated Audit Committee Charter”). A copy of the Restated Audit Committee Charter may be viewed on the Investor Relations section of our website at www.luminexcorp.com.
          Pursuant to the Restated Audit Committee Charter, the Audit Committee oversees the financial reporting process on behalf of the entire Board of Directors. The Audit Committee is responsible for the appointment, compensation and oversight of the work of the Company’s independent registered public accountants. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. Our independent registered public accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board, expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting and issuing a report thereon. In fulfilling its oversight responsibilities, the Audit Committee reviews and discusses with management and the independent registered public accountants the audited and interim financial statements included in our reports filed with the Securities and Exchange Commission in advance of the filings of such reports.
          The Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accountants. Furthermore, the Audit Committee has reviewed and discussed with the independent registered public accountants all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Audit Committee has also received from the independent registered public accountants the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence from the Company and its management.

          The Audit Committee held 9 meetings during 2005. The Audit Committee discussed with the independent registered public accountants the overall scope and plans for their audit. The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls requirements under Section 404 of the Sarbanes-Oxley Act of 2002, and the overall quality of the Company’s financial reporting.
          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Jim D. Kever (Chairman)
Robert J. Cresci
Jay B. Johnston

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
          The following table sets forth certain information known to us regarding the ownership of the common stock of the Company as of the record date (except as otherwise indicated below) by (i) each director and director nominee, (ii) each executive officer named in the Summary Compensation Table below (each a “named executive officer”), (iii) all directors and executive officers as a group and (iv) each person known to us to own beneficially 5% or more of our outstanding common stock.
          The information set forth below includes shares of common stock directly and indirectly owned and shares of common stock underlying currently exercisable options, as well as those options which will become exercisable within 60 days of April 6, 2006. Except as otherwise indicated, the named persons below have sole voting and dispositive power with respect to beneficially owned shares.

	Common Stock Beneficially Owned
		Total as a
	Number of Shares	Percentage of
Beneficial Owner	Owned (1)	Shares Outstanding
Directors and Named Executive Officers (2)
G. Walter Loewenbaum II (3)	2,027,400	6.3%
Fred C. Goad, Jr. (4)	303,666	1.0%
Jim D. Kever (5)	254,902	*
Robert J. Cresci	214,016	*
Kevin M. McNamara	101,166	*
Thomas W. Erickson	275,166	*
Jay Johnston (6)	45,500	*
Gerard Vaillant	4,500	*
J. Stark Thompson	19,500	*
Patrick J. Balthrop, Sr.	532,004	1.7%
Harriss T. Currie	199,202	*
Randel S. Marfin	269,304	*
James W. Jacobson, Ph.D.	155,524	*
David S. Reiter	138,086	*
All directors and executive officers as a group (17 persons)	4,823,196	14.4%

Other 5% Stockholders

St. Denis J. Villere & Company, LLC (7) 210 Baronne Street, Suite 808 New Orleans, LA 70112	4,764,080	14.9%

Barclays Global Investors, N.A. (8) 45 Fremont Street San Francisco, CA 94105	1,616,979	5.1%

*	Less than 1%.

(1)	Includes shares attributable to shares of common stock not outstanding but subject to currently exercisable options (as well as those options which will become exercisable within 60 days of April 6, 2006) as follows: Mr. Loewenbaum – 100,000 shares; Mr. Goad – 10,000 shares; Mr. Kever – 45,200 shares; Mr. Cresci – 45,200 shares; Mr. McNamara – 95,000 shares; Mr. Erickson – 262,500 shares; Mr. Johnston – 15,000 shares; Mr. Vaillant – 15,000 shares; Mr. Thompson – 0 shares; Mr. Balthrop – 250,004 shares; Mr. Currie – 153,276 shares; Mr. Marfin – 235,625 shares; Dr. Jacobson – 121,845 shares; Mr. Reiter – 109,876 shares; and all directors and executive officers as a group – 1,626,336 shares.

(2)	The applicable address for all directors and named executive officers is c/o Luminex Corporation, 12212 Technology Boulevard, Austin, Texas 78727.

(3)	Does not include 1,243,208 of shares held by Mr. Loewenbaum’s wife, Lillian Loewenbaum; 132,586 shares held by a trust for the benefit of Mr. Loewenbaum’s children of which Lillian Loewenbaum is the trustee; and 125,998 shares held by a trust for the benefit of Mr. Loewenbaum which has an independent trustee and over which Mr. Loewenbaum neither has nor shares investment or voting power.

(4)	Includes 6,120 shares held by a trust of which Mr. Goad is the trustee. Mr. Goad disclaims beneficial ownership of the shares held by the trust.

(5)	Includes 68,712 shares held by a trust for Mr. Kever’s benefit.

(6)	Includes 8,000 shares held by JK Investments II, a limited partnership managed by Mr. Johnston and his wife and of which a trust for the benefit of Mr. Johnston’s children is the limited partner.

(7)	This information is as of December 31, 2005, and is based solely on a Schedule 13G/A filed by St. Denis J. Villere & Company on March 1, 2006. St. Denis J. Villere & Company is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and reports sole voting and dispositive power as to 604,209 shares and shared voting and dispositive power as to 4,159,871 shares.

(8)	This information is as of December 31, 2005, and is based solely on a Schedule 13G filed by Barclays Global Investors, N.A. on February 14, 2006. Barclays Global Investors, N.A. is a Bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 and reports sole voting power as to 1,490,110 shares and shared voting and dispositive power as to 126,869 shares.

Common Stock Performance Graph
          The following graph sets forth the cumulative total stockholder return for our common stock, The Nasdaq Stock Market Index (U.S.) and the Nasdaq Biotechnology Index for the period indicated as prescribed by the Securities and Exchange Commission’s rules. The graph assumes $100 was invested on December 31, 2000, in each of (1) our common stock, (2) The Nasdaq Stock Market Index and (3) the Nasdaq Biotechnology Index and that all dividends, if any, were reinvested.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG LUMINEX CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX,
AND THE NASDAQ BIOTECHNOLOGY INDEX

Total Return Analysis	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Luminex Corporation	$65.07	$15.77	$35.99	$34.07	$44.59
Nasdaq Stock Market Index (U.S.)	$79.08	$55.95	$83.35	$90.64	$92.73
Nasdaq Biotechnology Index	$80.72	$44.83	$62.82	$65.43	$83.51
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
          There were no reportable relationships or related party transactions in 2005.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Under the securities laws of the United States, our directors, executive officers and any persons holding more than ten percent of our common stock are required to report their initial ownership of our common stock and any subsequent changes in their ownership to the Securities and Exchange Commission. Specific due dates have been established by the Securities and Exchange Commission, and we are required to disclose in this Proxy Statement any failure of such persons to file by those dates. Based solely upon the copies of Section 16(a) reports that we have received from such persons for their transactions in 2005 and written representations to the Company by such persons that no other reports were required, we believe that there has been compliance with all Section 16(a)

filing requirements applicable to such directors, executive officers and ten-percent beneficial owners for 2005, other than Messrs. Johnston and Vaillant who each filed one late report due to an administrative error.
EXPENSES AND SOLICITATION
          We will bear the cost of soliciting proxies. Proxies may be solicited in person or by telephone, facsimile, electronic mail or other electronic medium by certain of our directors, officers and regular employees, without additional compensation. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of the Company’s common stock held of record by such persons, and the Company will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred when the solicitation materials are forwarded.
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
          It is contemplated that our 2007 annual meeting of stockholders will take place in May 2007. Stockholders’ proposals will be eligible for consideration for inclusion in the proxy statement for the 2007 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 if such proposals are received by us before the close of business on December 26, 2006. Notices of stockholders’ proposals submitted outside the processes of Rule 14a-8 will be considered timely (but not considered for inclusion in our proxy statement), pursuant to the advance notice requirement set forth in our bylaws, if such notices are filed with our Secretary not less than 30 days nor more than 90 days prior to the first anniversary of the Meeting in the manner specified in the bylaws. For proposals that are not timely filed, we retain discretion to vote proxies that we receive. For proposals that are timely filed, we retain discretion to vote proxies that we receive provided (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (2) the proponent does not issue a proxy statement. In order to curtail any controversy as to the date on which a proposal was received by us, we suggest that stockholders submit their proposals by certified mail, return receipt requested.
TRANSACTION OF OTHER BUSINESS
          At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Meeting is as set forth above. If any other matter or matters are properly brought before the Meeting, or an adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
          UPON WRITTEN REQUEST OF ANY STOCKHOLDER TO DAVID RIETER, CORPORATE SECRETARY, LUMINEX CORPORATION, 12212 TECHNOLOGY BOULEVARD, AUSTIN, TEXAS 78727, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Austin, Texas
April 24, 2006

EXHIBIT A
LUMINEX CORPORATION
2006 EQUITY INCENTIVE PLAN

LUMINEX CORPORATION
2006 EQUITY INCENTIVE PLAN
Section 1. Purpose.
     This plan shall be known as the “Luminex Corporation 2006 Equity Incentive Plan” (the “Plan”). The purpose of the Plan is to promote the interests of Luminex Corporation (the “Company”) and its shareholders by (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.
Section 2. Definitions.
     As used in the Plan, the following terms shall have the meanings set forth below:
     2.1 “Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.
     2.2 “Award” shall mean any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Performance Award, Other Stock-Based Award or other award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish.
     2.3 “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.
     2.4 “Board” shall mean the Board of Directors of the Company.
     2.5 “Cause” shall mean, unless otherwise defined in the applicable Award Agreement, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Subsidiaries or Affiliates, or (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries or Affiliates by the Participant. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.
     2.6 “Change in Control” shall mean, unless otherwise provided in the applicable Award Agreement, the happening of one of the following:
     (a) any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned Subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

     (b) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or
     (c) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.
     2.7 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
     2.8 “Committee” shall mean a committee of the Board composed of not less than two Non-Employee Directors, each of whom shall be (i) a “non-employee director” for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder, (ii) an “outside director” for purposes of Section 162(m) and the regulations promulgated under the Code, and (iii) “independent” within the meaning of the listing standards of the Nasdaq National Market.
     2.9 “Consultant” shall mean any consultant to the Company or its Subsidiaries or Affiliates.
     2.10 “Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid or vested.
     2.11 “Director” shall mean a member of the Board.
     2.12 “Disability” shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan.
     2.13 “Early Retirement” shall mean retirement, for purposes of this Plan, with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.
     2.14 “Effective Date” shall have the meaning provided in Section 16.1 of the Plan.
     2.15 “Employee” shall mean a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.
     2.16 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     2.17 “Fair Market Value” with respect to the Shares, shall mean, for purposes of a grant of an Award as of any date, (i) the reported closing sales price of the Shares on the Nasdaq National Market, or any other such market or exchange as is the principal trading market for the Shares, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith, by the Committee in its sole discretion, and for purposes of a sale of a Share as of any date, the actual sales price on that date.

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     2.18 “Good Reason” means (i) a material reduction in a Participant’s position, authority, duties or responsibilities, (ii) any reduction in a Participant’s annual base salary as in effect immediately prior to a Change in Control; (iii) the relocation of the office at which the Participant is to perform the majority of his or her duties following a Change in Control to a location more than 30 miles from the location at which the Participant performed such duties prior to the Change in Control; or (iv) the failure by the Company or its successor to continue to provide the Participant with benefits substantially similar in aggregate value to those enjoyed by the Participant under any of the Company’s pension, life insurance, medical, health and accident or disability plans in which Participant was participating immediately prior to a Change in Control, unless the Participant is offered participation in other comparable benefit plans generally available to similarly situated employees of the Company or its successor after the Change in Control.
     2.19 “Incentive Stock Option” shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
     2.20 “Non-Employee Director” shall mean a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.
     2.21 “Non-Qualified Stock Option” shall mean an option to purchase Shares from the Company that is granted under Sections 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.
     2.22 “Normal Retirement” shall mean, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from active employment with the Company or any of its Subsidiaries or Affiliates on or after such Participant’s 65th birthday.
     2.23 “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
     2.24 “Option Price” shall mean the purchase price payable to purchase one Share upon the exercise of an Option.
     2.25 “Other Stock-Based Award” shall mean any Award granted under Sections 9 or 10 of the Plan.
     2.26 “Outside Director” means, with respect to the grant of an Award, a member of the Board then serving on the Committee.
     2.27 “Participant” shall mean any Employee, Director, Consultant or other person who receives an Award under the Plan.
     2.28 “Performance Award” shall mean any Award granted under Section 8 of the Plan.
     2.29 “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
     2.30 “Restricted Share” shall mean any Share granted under Sections 7 to 10 of the Plan.
     2.31 “Restricted Share Unit” shall mean any unit granted under Sections 7 to 10 of the Plan.
     2.32 “Retirement” shall mean Normal or Early Retirement.
     2.33 “SEC” shall mean the Securities and Exchange Commission or any successor thereto.
     2.34 “Section 16” shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

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     2.35 “Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.
     2.36 “Shares” shall mean shares of the common stock, $0.01 par value, of the Company.
     2.37 “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted under Sections 6, 8 or 10 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant.
     2.38 “Subsidiary” shall mean any Person (other than the Company) of which 50% or more of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.
     2.39 “Substitute Awards” shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.
Section 3. Administration.
     3.1 Authority of Committee. The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Outside Directors, all references in the Plan to the Committee shall be deemed to be references to the Board. The initial Committee shall be the Compensation Committee of the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (iv) determine the timing, terms, and conditions of any Award; (v) accelerate the time at which all or any part of an Award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) except to the extent prohibited by Section 6.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan.
     3.2 Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award.
     3.3 Action by the Committee. The Committee shall select one of its members as its Chairperson and shall hold its meetings at such times and places and in such manner as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The exercise of an Option or receipt of an Award shall be effective only if an Award Agreement shall have been duly executed and delivered on behalf of the Company following the grant of the Option or other Award. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business, as it shall deem advisable.

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     3.4 Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section.
     3.5 No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.
Section 4. Shares Available For Awards.
     4.1 Shares Available. Subject to the provisions of Section 4.2 hereof, the stock to be subject to Awards under the Plan shall be the Shares of the Company and the maximum aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 2,000,000 (which includes                      Shares with respect to which awards under the Company’s 2000 Long-Term Incentive Plan (the “2000 Plan”) were authorized but not awarded), of which the number of Shares with respect to which Incentive Stock Options may be granted shall be no more than 1,000,000. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2, the maximum number of Shares with respect to which Awards may be granted under the Plan shall be increased by the number of Shares with respect to which Options or other Awards were granted under the 2000 Plan as of the effective date of this Plan, but which terminate, expire unexercised or are settled for cash, forfeited, withheld to satisfy withholding obligations or cancelled without the delivery of Shares under the terms of the 2000 Plan after the effective date of this Plan. If, after the effective date of the Plan, any Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates, expires unexercised or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination, expiration or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2 hereof, no Participant may receive Options or SARs under the Plan in any calendar year that, taken together, relate to more than 300,000 Shares.
     4.2 Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee, in its sole discretion, to be appropriate, then the Committee shall, in such manner as it may deem equitable (and, with respect to Incentive Stock Options, in such manner as is consistent with Section 422 of the Code and the regulations thereunder and with respect to Awards to Covered Officers, in such a manner as is consistent with Section 162(m)): (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company or its successor (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company or its successor (or number and kind of other securities or property) subject to outstanding Awards under the Plan; (3) the grant or exercise price with respect to any Award under the Plan, provided that the number of shares subject to any Award shall always be a whole number; and (4) the limits on the number of Shares that may be granted to Participants under the Plan in any calendar year; (ii) if deemed appropriate, subject to Section 13, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.
     4.3 Substitute Awards. Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

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     4.4 Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.
Section 5. Eligibility.
     Any Employee, Director or Consultant shall be eligible to be designated a Participant; provided, however, that Outside Directors shall only be eligible to receive Awards granted consistent with Section 10.
Section 6. Stock Options And Stock Appreciation Rights.
     6.1 Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares subject to each Award, the exercise price and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option or SAR under this Plan may be granted additional Options or SARs under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.
     6.2 Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Notwithstanding the foregoing and except as permitted by the provisions of Section 4.2 and Section 14 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or (ii) cancel such Options and grant substitute Options with a lower Option Price than the cancelled Options. Except with respect to Substitute Awards, SARs may not be granted at a price less than the Fair Market Value of a Share on the date of grant.
     6.3 Term. Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.
     6.4 Exercise.
     (a) Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.6 herein, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine.
     (b) The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.

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     (c) An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.
     (d) Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee), valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Committee, or (ii) by a combination of such cash (or cash equivalents) and such Shares; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws and Company policy, the Company may permit an Option to be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with any applicable withholding taxes. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such Shares.
     (e) At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares or a combination of cash and Shares. A fractional Share shall not be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.
     6.6 Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.
Section 7. Restricted Shares And Restricted Share Units.
     7.1 Grant.
     (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Shares and Restricted Share Units shall be granted, the number of Restricted Shares and/or the number of Restricted Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share and Restricted Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.
     (b) Each Restricted Share and Restricted Share Unit Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Share or Restricted Share Unit Award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share or Restricted Share Unit Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer

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restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share and Restricted Share Unit Awards.
     7.2 Delivery of Shares and Transfer Restrictions. At the time of a Restricted Share Award, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. Unless otherwise provided in the applicable Award Agreement, the grantee shall have all rights of a shareholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Unless otherwise provided in the applicable Award Agreement, any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to Restricted Share Awards shall be subject to the same restrictions, terms and conditions as such Restricted Shares.
     7.3 Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be.
     7.4 Payment of Restricted Share Units. Each Restricted Share Unit shall have a value equal to the Fair Market Value of a Share. Restricted Share Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Unless otherwise provided in the applicable Award Agreement, a Participant shall receive dividend rights in respect of any vested Restricted Stock Units at the time of any payment of dividends to shareholders on Shares. The amount of any such dividend right shall equal the amount that would be payable to the Participant as a shareholder in respect of a number of Shares equal to the number of vested Restricted Stock Units then credited to the Participant. Any such dividend right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Shares. No dividend equivalents shall be paid in respect of Restricted Share Units that are not yet vested. Except as otherwise determined by the Committee at or after grant, Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.
Section 8. Performance Awards.
     8.1 Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Shares and Restricted Share Units), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.
     8.2 Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be

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made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.
     8.3 Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.
Section 9. Other Stock-Based Awards.
     The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 and 7 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.
Section 10. Non-Employee Director And Outside Director Awards.
     10.1 The Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options, Restricted Shares, Restricted Share Units and/or Other Stock-Based Awards, including unrestricted Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.
     10.2 The Board may also grant Awards to Outside Directors pursuant to the terms of the Plan, including any Award described in Sections 6, 7 and 9 above. With respect to such Awards, all references in the Plan to the Committee shall be deemed to be references to the Board.
Section 11. Provisions Applicable To Covered Officers And Performance Awards.
     11.1 Notwithstanding anything in the Plan to the contrary, unless the Committee determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 11.
     11.2 The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit, business segment or division financial performance measures:
(a)	earnings before interest, taxes, depreciation and/or amortization;

(b)	operating income or profit;

(c)	operating efficiencies;

(d)	return on equity, assets, capital, capital employed or investment;

(e)	after tax operating income;

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(f)	net income;

(g)	earnings or book value per Share;

(h)	cash flow(s);

(i)	total sales or revenues or sales or revenues per employee;

(j)	production (separate work units or SWUs);

(k)	stock price or total shareholder return;

(l)	dividends;

(m)	debt reduction;

(n)	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures; or

(o)	any combination thereof.
Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or Shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in this Section 11.2 to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year.
     11.3 With respect to any Covered Officer, the maximum annual number of Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 300,000 and the maximum amount of all Performance Awards that are settled in cash and that may be granted under Section 8 of the Plan in any year is $3,000,000.
     11.4 To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant in its sole discretion to the assessment of individual or corporate performance for the performance period.
     11.5 Unless otherwise expressly stated in the relevant Award Agreement, each Award granted to a Covered Officer under the Plan is intended to be performance-based compensation within the meaning of Section 162(m). Accordingly, unless otherwise determined by the Committee, if any provision of the Plan or any Award

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Agreement relating to such an Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Award upon the attainment of the performance criteria established by the Committee.
Section 12. Termination Of Employment.
     The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment with the Company, its Subsidiaries and Affiliates, including a termination by the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability, Early Retirement or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.
Section 13. Change In Control.
     Notwithstanding any other provision of the Plan, unless otherwise provided in an Award Agreement or other contractual agreement between the Company and a Participant, if, within one year following a Change in Control, a Participant’s employment with the Company (or its successor) is terminated by reason of (a) death; (b) disability; (c) Normal Retirement or Early Retirement; (d) for Good Reason by the Participant; or (e) involuntary termination by the Company for any reason other than for Cause, all outstanding Awards of such Participant shall vest, become immediately exercisable and payable and have all restrictions lifted.
Section 14. Amendment And Termination.
     14.1 Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply.
     14.2 Amendments to Awards. Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
     14.3 Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
Section 15. General Provisions.
     15.1 Limited Transferability of Awards. Except as otherwise provided in the Plan, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution and/or as may be provided by the Committee in its discretion, at or after grant, in the Award Agreement or otherwise. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer.

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     15.2 Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividend or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional Shares, or, in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for grant under Section 4 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards.
     15.3. Compliance with Section 409A of the Code. No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of section 409A of the Code.
     15.4 No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.
     15.5 Share Certificates. All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     15.6 Withholding. A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.
     15.7 Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.
     15.8 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Shares, Restricted Share Units, Other Stock-Based Awards or other types of Awards provided for hereunder.

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     15.9 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.
     15.10 No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Shares.
     15.11 Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles.
     15.12 Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
     15.13 Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
     15.14 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.
     15.15 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
     15.16 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 16. Term Of The Plan.
     16.1 Effective Date. The Plan shall be effective as of                     , 2006 provided it has been approved by the Board and by the Company’s shareholders.
     16.2 Expiration Date. No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

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EXHIBIT B
LUMINEX CORPORATION
2006 Management Stock Purchase Plan
1.	Purposes; Construction.
This Plan shall be known as the “Luminex 2006 Management Stock Purchase Plan” and is hereinafter referred to as the “Plan.” The purposes of the Plan are to attract and retain highly-qualified executives, to align executive and stockholder long-term interests by creating a direct link between executive compensation and stockholder return, to enable executives to develop and maintain a substantial equity-based interest in Luminex Corporation (the “Company”), and to provide incentives to such executives to contribute to the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”), and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulation, rulings and cases.
The terms of the Plan shall be as set forth below.
2.	Administration of the Plan.
(a)	The Plan shall be administered by the Compensation Committee (the “Committee”) which consists of two or more directors of the Company, each of whom shall (i) meet the independence requirements of the Nasdaq National Market, (ii) be a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and (iii) be an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, and the regulations thereunder. The members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors.

(b)	The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee’s determinations on the foregoing matters shall be final and conclusive.

(c)	No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder.
3.	Definitions.
As used in this Plan, the following words and phrases shall have the meanings indicated:
(a)	“Agreement” shall mean an agreement entered into between the Company and a Participant in connection with a grant under the Plan.

(b)	“Board ” shall mean the Board of Directors of the Company.

(c)	“Annual Bonus” shall mean the bonus earned by a Participant as determined by the Committee with respect to each year.

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(d)	“Cause” shall mean the Participant’s fraud, embezzlement, defalcation, gross negligence in the performance or nonperformance of the Participant’s duties or failure or refusal to perform the Participant’s duties (other than as a result of Disability) at any time while in the employ of the Company or a Subsidiary.

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)	“Committee” shall mean the Compensation Committee of the Board.

(g)	“Company” shall mean Luminex Corporation, a Delaware corporation, or any successor corporation.

(h)	“Disability” shall mean a Participant’s total and permanent inability to perform his or her duties with the Company or any Subsidiary by reason of any medically determinable physical or mental impairment, within the meaning of Code Section 22(e)(3).

(i)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(j)	“Fair Market Value” per Share, Restricted Share or Restricted Share Unit shall mean the closing price on the Nasdaq National Market (or its equivalent if the Shares are not traded on the Nasdaq National Market) of a Share for the relevant valuation date (or next preceding trading day, if such valuation date is not a trading day).

(k)	“Participant” shall mean a person who receives a grant of Restricted Shares under the Plan.

(l)	“Participating Subsidiary” shall mean any Subsidiary that is designated by the Committee or Board to be a participating employer under the Plan.

(m)	“Plan” shall mean the Luminex Corporation 2006 Management Stock Purchase Plan, as in effect from time to time.

(n)	“Restricted Period” shall have the meaning given in Section 6(b) hereof.

(o)	“Restricted Share” or “Restricted Shares” shall mean the common stock purchased hereunder subject to restrictions.

(p)	“Restricted Share Unit” or “Restricted Share Units” shall have the meaning given in Section 6(e) hereof.

(q)	“Rule 16b-3” shall mean Rule 16b-3, as in effect from time to time, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(r)	“Section 16 Person” shall mean a Participant who is subject to the reporting and short-swing liability provisions of Section 16 of the Exchange Act.

(s)	“Shares” shall mean the voting shares of common stock of the Company, with a par value of $.01 per share.

(t)	“Subsidiary” shall mean any subsidiary of the Company (whether or not a subsidiary as of the date the Plan is adopted).

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4.	Stock Subject to Plan.
The maximum number of Shares which shall be distributed as Restricted Shares under the Plan shall be 500,000 Shares, which number shall be subject to adjustment as provided in Section 8 hereof. Such Shares may be either authorized but unissued Shares or Shares that have been or may be reacquired by the Company.
If any outstanding Restricted Shares under the Plan shall be forfeited and reacquired by the Company, or withheld to satisfy federal or state tax or withholding obligations, the Shares so forfeited or withheld shall (unless the Plan shall have been terminated) again become available for use under the Plan.
5. Eligibility.
All officers of the Company and each Participating Subsidiary shall be eligible to become Participants in the Plan.
Each Participant may elect to receive, in lieu of a specified portion of his or her Annual Bonus, a number of Restricted Shares equal to the amount of such specified portion of the Annual Bonus divided by a dollar amount equal to 80% of the Fair Market Value of a Share on the date on which such Restricted Shares are granted. The Annual Bonus payable to the Participant in cash shall be reduced by the designated portion. Any such election shall be effective beginning with the bonus payable with respect to the first calendar year next following the calendar year in which such election is made (and shall become irrevocable on December 31 of the calendar year in which it is made). Any cancellation of, or other change in, any such bonus reduction election shall become effective as of the first calendar year next following the calendar year in which notice of such cancellation or change is filed (and any such notice shall become irrevocable on December 31 of the calendar year in which it is filed). Restricted Shares shall be granted in respect of such bonus reductions by March 15 of each calendar year or as soon as practicable following the Committee’s determination of the Annual Bonus earned.
In the event that a Participant who has elected a bonus reduction hereunder shall terminate employment before Restricted Shares are granted in respect of such bonus reduction, any bonus to which the Participant would otherwise be entitled shall be paid to the Participant consistent with the Company’s bonus payment practices and any contractual provisions between the Participant and the Company.
6.	Restricted Shares.
Each grant of Restricted Shares under the Plan shall be evidenced by a written Agreement between the Company and Participant, which shall be in such form as the Committee shall from time to time approve and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with such terms as the Committee, in its discretion, may establish):
(a)	Number of Shares. Each Agreement shall state the number of Restricted Shares to be granted thereunder.

(b)	Restricted Period. Subject to such exceptions as may be determined by the Committee in its discretion, the Restricted Period for Restricted Shares granted under the Plan shall be three (3) years from the date of grant.

(c)	Ownership and Restrictions. At the time of grant of Restricted Shares, a certificate representing the number of Restricted Shares granted shall be registered in the name of the Participant. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Participant subject to the terms and conditions of the Plan, and shall bear such legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The Participant shall have all rights of a stockholder with respect to such Restricted Shares, including the right to receive dividends and the right to vote such Restricted Shares, subject to the following restrictions: (i) the Participant shall not be entitled to delivery of the stock certificate until the expiration of the Restricted Period and the fulfillment of any other restrictive conditions set forth in this Plan or the Agreement with respect to such Restricted Shares; (ii) none

3

of the Restricted Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of (except by will or the applicable laws of descent and distribution) during such Restricted Period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate, without further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company or any subsidiaries for the entire Restricted Period and unless any other restrictive conditions relating to the Restricted Shares are met. Any common stock, any other securities of the Company and any other property (except cash dividends) distributed with respect to the Restricted Shares shall be subject to the same restrictions, terms and conditions as such Restricted Shares.
(d)	Termination of Restrictions. At the end of the Restricted Period and provided that any other restrictive conditions of the Restricted Shares are met, or at such earlier time as shall be determined by the Committee, all restrictions set forth in the Agreement relating to the Restricted Shares or in the Plan shall lapse as to the Restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restrictive stock legend (other than as required under the Securities Act of 1933 or otherwise), shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

(e)	Restricted Share Units. Notwithstanding anything elsewhere in the Plan to the contrary, if during the Restricted Period relating to a Participant’s Restricted Shares the Committee shall determine that the Company may lose its Federal income tax deduction in connection with the future lapsing of the restrictions on such Restricted Shares because of the deductibility cap of section 162(m) of the Code, the Committee, in its discretion, may convert some or all of such Restricted Shares into an equal number of Restricted Share Units, as to which payment will be postponed until such time as the Company will not lose its Federal income tax deduction for such payment under section 162(m). Until payment of the Restricted Share Units is made, the Participant will be credited with dividend equivalents on the Restricted Share Units, which dividend equivalents will be converted into additional Restricted Share Units. When payment of any Restricted Share Units is made, it will be in the same form as would apply if the Participant were then holding Restricted Shares instead of Restricted Share Units.
7.	Termination of Employment.
The following rules shall apply, in the event of a Participant’s termination of employment with the Company and its Subsidiaries, with respect to Restricted Shares held by the Participant at the time of such termination:
(a)	Termination of Employment During Restricted Period. Except as provided herein, if during the Restricted Period for any Restricted Shares held by a Participant the Participant’s employment is terminated either (i) for Cause by the Company or a Subsidiary or (ii) for any reason by the Participant, the Participant shall forfeit all rights with respect to such Restricted Shares, which shall automatically be considered to be cancelled, and shall have only an unfunded right to receive from the Company’s general assets a cash payment equal to the lesser of (i) the Fair Market Value of such Restricted Shares on the Participant’s last day of employment or (ii) the aggregate Annual Bonus amounts foregone by the Participant as a condition of receiving such Restricted Shares.

Except as otherwise provided herein, if a Participant’s employment is terminated by the Company or a Subsidiary without Cause during the Restricted Period for any Restricted Shares held by the Participant, the Participant shall forfeit all rights with respect to such Restricted Shares, which shall automatically be considered to be cancelled, and shall have only an unfunded right to receive from the Company’s general assets a cash payment equal to either (i) the Fair Market Value of such Restricted Shares on the Participant’s last day of employment or (ii) the aggregate Annual Bonus amounts or aggregate amount of salary (as the case may be) foregone by the Participant as a condition of receiving such Restricted Shares, with the Committee to have the sole discretion as

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to which of such amounts shall be payable. The Committee shall be considered to have delegated its authority to determine the amount of payment pursuant to this Section 7(a) Paragraph 2 to the Chief Executive Officer of the Company as it relates to Non-Section 16 Persons, which authority is revocable at any time.

If the employment of a Participant holding Restricted Share Units terminates during the Restricted Period relating to such Restricted Share Units, they shall be treated in a manner substantially equivalent to the treatment of Restricted Shares set forth above.

(b)	Accelerated Lapse of Restrictions. Upon a termination of employment which results from a Participant’s death or Disability, all restrictions then outstanding with respect to Restricted Shares held by such Participant shall automatically expire and be of no further force and effect.

(c)	Retirement of Participant. Upon the retirement of a Participant, the Committee shall determine, in its discretion, whether all restrictions then outstanding with respect to Restricted Shares held by the Participant shall expire or the Participant shall instead be treated as though the Participant’s employment had been terminated by the Company without Cause, as described above.
8.	Dilution and Other Adjustments.
In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or other change in corporate structure affecting the Shares, such substitution or adjustment shall be made in the aggregate number of Shares that may be distributed as Restricted Shares under the Plan and the number of Restricted Shares outstanding under the Plan as may be determined to be appropriate by the Committee in its sole discretion; provided, however, that the number of Shares thus subject to the Plan shall always be a whole number.
9.	Payment of Withholding and Payroll Taxes.
Subject to the requirements of Section 16(b) of the Exchange Act, the Committee shall have discretion to permit or require a Participant, on such terms and conditions as it determines, to pay all or a portion of any taxes arising in connection with a grant of Restricted Shares hereunder, or the lapse of restrictions with respect thereto, by having the Company withhold Shares or by the Participant’s delivering other Shares having a then-current Fair Market Value equal to the amount of taxes to be withheld. In the absence of such withholding or delivery of Shares, the Company shall otherwise withhold from any payment under the Plan all amounts required by law to be withheld.
10.	Coordination with 2006 Equity Incentive Plan.
In the event a Participant’s Annual Bonus has been designated under the Performance Award provisions of the Company’s 2006 Equity Incentive Plan, the maximum amount of such Participant’s Annual Bonus that may be used to purchase Restricted Shares under the Plan is $2,000,000 and the maximum number of Restricted Shares that may be purchased by the Participant in any one year is 50,000.
11.	No Rights to Employment.
Nothing in the Plan or in any grant made or Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement, or interfere with, or limit in any way, the right of the Company or any Subsidiary to terminate such Participant’s employment. Grants made under the Plan shall not be affected by any change in duties or position of a Participant as long as such Participant continues to be employed by the Company or a Subsidiary.
12.	Amendment and Termination of the Plan.
The Board, at any time and from time to time, may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval for the Plan to continue to comply with any law,

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regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No suspension, termination, modification or amendment of the Plan may adversely affect any grants previously made, unless the written consent of the Participant is obtained.
13.	Term of the Plan.
The Plan shall terminate ten years from the Effective Date (as defined below). No other grants may be made after such termination, but termination of the Plan shall not, without the consent of any Participant who then holds Restricted Shares or to whom Restricted Share Units are then credited, alter or impair any rights or obligations in respect of such Restricted Shares or Restricted Share Units.
14.	Governing Law.
The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such laws are preempted by Federal law.
The Plan shall be effective, subject to Board and stockholder approval, as of                     , 2006 (the “Effective Date”).

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[SAMPLE—DO NOT EXECUTE]

Please
Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

1.	Proposal to elect the following nominees as Class III directors for a three-year term:

	01 Patrick J. Balthrop	02 G. Walter Loewenbaum II
	03 J. Stark Thompson	04 Kevin M. McNamara

	FOR ALL NOMINEES	WITHHOLD
	(except if written below)	ALL
	☐	☐
(Instruction: to withhold authority to vote for an individual nominee, write that nominee’s name in the space provided below.)

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the Company’s 2006 Equity Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Proposal to approve the Company’s 2006 Management Stock Purchase Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2006.	☐	☐	☐

5.	In the discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the Annual Meeting, or on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

(Mark “X” in only one box)

I plan to attend the meeting.	☐

Signature:	Date:	, 2006

Please sign exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, each person should sign.

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/lmnx		1-866-540-5760

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

REVOCABLE PROXY LUMINEX CORPORATION 12212 Technology Blvd., Austin, Texas 78727

      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LUMINEX CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2006 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      The undersigned hereby appoints Harriss T. Currie and David S. Reiter, or either of them, or any successors in their respective positions, as proxies with full powers of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated on the reverse side, all the shares of common stock of Luminex Corporation (the “Company”) held of record by the undersigned as of April 6, 2006, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hilton Austin Airport, 9515 New Airport Drive, Austin, Texas 78719 on Thursday, May 25, 2006, at 12:00 p.m. Central Daylight Time, or at any adjournment or postponement thereof.

      The Board of Directors recommends a vote “FOR” the Board’s nominees, “FOR” the approval of the Company’s 2006 Equity Incentive Plan, “FOR” the approval of the Company’s 2006 Management Stock Purchase Plan, and “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2006. Shares of common stock of the Company will be voted as specified. If not otherwise specified, this proxy will be voted “FOR” the election of the Board of Directors’ nominees to the Board of Directors, “FOR” the approval of the Company’s 2006 Equity Incentive Plan, “FOR” the approval of the Company’s 2006 Management Stock Purchase Plan, “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2006, and on other properly presented matters at the discretion of the proxies. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting in the manner described in the Proxy Statement. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company.

      The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Luminex Corporation to be held on May 25, 2006, a Proxy Statement for the Annual Meeting and the 2005 Annual Report, prior to the signing of this proxy. All of the proposals set forth on the reverse side hereof are more fully described in the Proxy Statement.

(Continued, and to be dated and signed, on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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